EXHIBIT 99.2

VORNADO REALTY TRUST

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the Quarter Ended June 30, 2019

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2018. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Depreciation and Amortization for Real Estate Companies ("EBIDTAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this Supplemental package starting on page i.

BUSINESS DEVELOPMENTS
Disposition Activity

220 Central Park South ("220 CPS")

During the three months ended June 30, 2019, we closed on the sale of 11 condominium units at 220 CPS for net proceeds aggregating $265,250,000 resulting in a financial statement net gain of $111,713,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with these sales, $22,792,000 of income tax expense was recognized in our consolidated statements of income. During the six months ended June 30, 2019, we closed on the sale of 23 condominium units at 220 CPS for net proceeds of $690,734,000 resulting in a financial statement net gain of $269,612,000. In connection with these sales, $49,737,000 of income tax expense was recognized in our consolidated statements of income. From inception to June 30, 2019, we closed on the sale of 34 units for aggregate net proceeds of $905,510,000 which was used to pay $901,117,000 of the $950,000,000 220 CPS loan.
Lexington Realty Trust ("Lexington")

On March 1, 2019, we sold all of our 18,468,969 common shares of Lexington, realizing net proceeds of $167,698,000. We recorded a $16,068,000 mark-to-market increase in the fair value of our common shares for the period from January 1, 2019 through the date of sale, which is included in "interest and other investment income, net" on our consolidated statements of income for the six months ended June 30, 2019.

Urban Edge Properties (“UE”)

On March 4, 2019, we converted to common shares and sold all of our 5,717,184 partnership units of UE, realizing net proceeds of $108,512,000. The sale resulted in a net gain of $62,395,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income for the six months ended June 30, 2019.

BUSINESS DEVELOPMENTS
Disposition Activity - continued

Fifth Avenue and Times Square JV

On April 18, 2019 (the “Closing Date”), we entered into a transaction agreement (the “Transaction Agreement”) with a group of institutional investors (the “Investors”). The Transaction Agreement provides for a series of transactions (collectively, the “Transaction”) pursuant to which (i) prior to the Closing Date, we contributed our interests in properties located at 640 Fifth Avenue, 655 Fifth Avenue, 666 Fifth Avenue, 689 Fifth Avenue, 697-703 Fifth Avenue, 1535 Broadway and 1540 Broadway (collectively, the “Properties”) to subsidiaries of a newly formed joint venture (“Fifth Avenue and Times Square JV”) and (ii) on the Closing Date, transferred a 48.5% common interest in Fifth Avenue and Times Square JV to the Investors. The 48.5% common interest in the joint venture represents an effective 47.2% interest in the Properties (of which 45.4% was transferred from Vornado). The Properties include approximately 489,000 square feet of retail space, 327,000 square feet of office space, signage associated with 1535 and 1540 Broadway, the parking garage at 1540 Broadway and the theatre at 1535 Broadway.

We retained the remaining 51.5% common interest in Fifth Avenue and Times Square JV which represents an effective 51.0% interest in the Properties and an aggregate $1.828 billion of preferred equity interests in certain of the properties. We also provided $500,000,000 of temporary preferred equity on 640 Fifth Avenue until May 23, 2019 when mortgage financing was completed. All of the preferred equity has an annual coupon of 4.25% for the first five years, increasing to 4.75% for the next five years and thereafter at a formulaic rate. It can be redeemed under certain conditions on a tax deferred basis.
Net cash proceeds from the Transaction were $1.186 billion, after (i) deductions for the defeasance of a $390,000,000 mortgage loan on 666 Fifth Avenue and the repayment of a $140,000,000 mortgage loan on 655 Fifth Avenue, (ii) proceeds from a $500,000,000 mortgage loan on 640 Fifth Avenue, described below, (iii) approximately $23,000,000 used to purchase noncontrolling investors' interests and (iv) approximately $53,000,000 of transaction costs (including $17,000,000 of costs related to the defeasance of the 666 Fifth Avenue mortgage loan).
We continue to manage and lease the Properties. We share control with the Investors over major decisions of the joint venture, including decisions regarding leasing, operating and capital budgets, and refinancings. Accordingly, we no longer hold a controlling financial interest in the Properties which has been transferred to the joint venture. As a result, our investment in Fifth Avenue and Times Square JV is accounted for under the equity method from the date of transfer. The Transaction valued the Properties at $5,556,000,000 resulting in a financial statement net gain of $2,571,099,000, before noncontrolling interest of $11,945,000, including the related step-up in our basis of the retained portion of the assets to fair value. The net gain is included in "net gain on transfer to Fifth Avenue and Times Square JV" on our consolidated statements of income for the three and six months ended June 30, 2019. The gain for tax purposes was approximately $735,000,000.

On May 23, 2019, we received $500,000,000 from the redemption of our preferred equity in 640 Fifth Avenue. The preferred equity was redeemed from the proceeds of a $500,000,000 mortgage financing that was completed on the property. The five year loan, which is guaranteed by us, is interest only at LIBOR plus 1.01%. The interest rate was swapped for four years to a fixed rate of 3.07%.

330 Madison Avenue (Subsequent Event)

On July 11, 2019, we sold our 25% interest in 330 Madison Avenue to our joint venture partner. We received net proceeds of approximately $100,000,000 after deducting our share of the existing $500,000,000 mortgage loan. The third quarter financial statement gain will be approximately $159,000,000. The tax gain will be approximately $138,000,000.

BUSINESS DEVELOPMENTS
Financing Activity

On January 28, 2019, a joint venture, in which we have a 45.1% interest, completed a $167,500,000 refinancing of 61 Ninth Avenue, a 166,000 square foot office and retail property in the Meatpacking district of Manhattan which is fully leased to Aetna and Starbucks. The seven-year interest only loan carries a rate of LIBOR plus 1.35% (3.77% as of June 30, 2019) and matures in January 2026. We realized net proceeds of approximately $31,000,000. The loan replaces the previous $90,000,000 construction loan that bore interest at LIBOR plus 3.05% and was scheduled to mature in 2021.

On February 4, 2019, we completed a $95,700,000 refinancing of 435 Seventh Avenue, a 43,000 square foot Manhattan retail property. The interest-only loan carries a rate of LIBOR plus 1.30% (3.73% as of June 30, 2019) and matures in 2024. The recourse loan replaces the previous $95,700,000 loan that bore interest at LIBOR plus 2.25% and was scheduled to mature in August 2019.

On February 12, 2019, we completed a $580,000,000 refinancing of 100 West 33rd Street, a 1.1 million square foot Manhattan property comprised of 859,000 square feet of office space and the 256,000 square foot Manhattan Mall. The interest-only loan carries a rate of LIBOR plus 1.55% (3.98% as of June 30, 2019) and matures in April 2024, with two one-year extension options. The loan replaces the previous $580,000,000 loan that bore interest at LIBOR plus 1.65% and was scheduled to mature in July 2020.

On March 1, 2019, we called for redemption all of our $400,000,000 5.00% senior unsecured notes. The notes, which were scheduled to mature in January 2022, were redeemed on April 1, 2019 at a redemption price of 105.51% of the principal amount plus accrued interest. In connection therewith, we expensed $22,540,000 relating to debt prepayment costs which is included in "interest and debt expense" on our consolidated statements of income for the six months ended June 30, 2019.

On March 26, 2019, we increased to $1.5 billion (from $1.25 billion) and extended to March 2024 (as fully extended) from February 2022 one of our two unsecured revolving credit facilities. The interest rate on the extended facility was lowered from LIBOR plus 1.00% to LIBOR plus 0.90%. The facility fee remains unchanged at 20 basis points.

On May 24, 2019, we extended our $375,000,000 mortgage loan on 888 Seventh Avenue, a 886,000 square foot Manhattan office building, from December 2020 to December 2025. The interest rate on the extended mortgage loan is LIBOR plus 1.70% (4.11% as of June 30, 2019). Pursuant to an existing swap agreement, the interest rate on the $375,000,000 mortgage loan has been swapped to 3.25% through December 2020.

On June 28, 2019, a joint venture, in which we have a 55% interest, completed a $145,700,000 refinancing of 512 West 22nd Street, a 173,000 square foot office building in the West Chelsea submarket of Manhattan. The four-year interest only loan carries a rate of LIBOR plus 2.00% (4.40% as of June 30, 2019) and matures in June 2023 with a one-year extension option. The loan replaces the previous $126,000,000 construction loan that bore interest at LIBOR plus 2.65% and was scheduled to mature in 2019.

BUSINESS DEVELOPMENTS
Second Quarter Leasing Activity

221,000 square feet of New York Office space (155,000 square feet at share) at an initial rent of $83.54 per square foot and a weighted average term of 7.2 years. The GAAP and cash mark-to-market rent on the 80,000 square feet of second generation space were positive 5.9% and 3.3%, respectively. Tenant improvements and leasing commissions were $9.83 per square foot per annum, or 11.8% of initial rent.

70,000 square feet of New York Retail space (67,000 square feet at share) at an initial rent of $162.44 per square foot and a weighted average term of 19.6 years. The GAAP and cash mark-to-market rent on the 64,000 square feet of second generation space were positive 44.4% and 18.7%, respectively. Tenant improvements and leasing commissions were $3.74 per square foot per annum, or 2.3% of initial rent.

30,000 square feet at theMART at an initial rent of $63.83 per square foot and a weighted average term of 4.1 years. The GAAP and cash mark-to-market rent on the 30,000 square feet of second generation space were positive 14.9% and 6.0%, respectively. Tenant improvements and leasing commissions were $1.52 per square foot per annum, or 2.4% of initial rent.

30,000 square feet at 555 California Street (21,000 square feet at share) at an initial rent of $86.00 per square foot and a weighted average term of 5.1 years. The GAAP and cash mark-to-market rent on the 21,000 square feet of second generation space were positive 32.2% and 12.8%, respectively. Tenant improvements and leasing commissions were $6.13 per square foot per annum, or 7.1% of initial rent.

FINANCIAL HIGHLIGHTS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2019
	2019	2018		2019	2018
Total revenues	$463,103	$541,818	$534,668	$997,771	$1,078,255

Net income attributable to common shareholders	$2,400,195	$111,534	$181,488	$2,581,683	$93,693
Per common share:
Basic	$12.58	$0.59	$0.95	$13.53	$0.49
Diluted	$12.56	$0.58	$0.95	$13.51	$0.49

Net income attributable to common shareholders, as adjusted (non-GAAP)	$42,552	$68,759	$24,814	$67,466	$124,234
Per diluted share (non-GAAP)	$0.22	$0.36	$0.13	$0.35	$0.65

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$173,775	$186,405	$149,939	$323,790	$359,276
Per diluted share (non-GAAP)	$0.91	$0.98	$0.79	$1.70	$1.88

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$164,329	$194,653	$247,684	$412,013	$329,653
FFO - Operating Partnership Basis ("OP Basis") (non-GAAP)	$175,013	$207,061	$263,697	$438,682	$350,683
Per diluted share (non-GAAP)	$0.86	$1.02	$1.30	$2.16	$1.72

Dividends per common share	$0.66	$0.63	$0.66	$1.32	$1.26

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)	72.5%	64.3%	83.5%	77.6%	67.0%
FAD payout ratio	95.7%	94.0%	86.8%	91.0%	92.6%

Weighted average shares used in determining FFO attributable to common shareholders plus assumed conversions per diluted share (REIT basis)	191,058	191,168	190,996	191,026	191,113
Convertible units:
Class A	12,143	11,864	12,083	12,113	11,856
Equity awards - unit equivalents	279	322	265	252	336
Weighted average shares used in determining FFO attributable to Class A unitholders plus assumed conversions per diluted share (OP Basis)	203,480	203,354	203,344	203,391	203,305

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	June 30,			March 31, 2019
	2019	2018	Variance
Property rentals(1)	$368,165	$431,377	$(63,212)	$428,380
Tenant expense reimbursements(1)	51,084	58,312	(7,228)	66,112
Amortization of acquired below-market leases, net	4,643	10,526	(5,883)	6,525
Straight-lining of rents	(2,593)	2,692	(5,285)	(1,140)
Total rental revenues	421,299	502,907	(81,608)	499,877
Fee and other income:
BMS cleaning fees	32,570	30,867	1,703	29,785
Management and leasing fees	4,500	2,707	1,793	2,237
Other income	4,734	5,337	(603)	2,769
Total revenues	463,103	541,818	(78,715)	534,668
Operating expenses	(220,752)	(235,981)	15,229	(246,895)
Depreciation and amortization	(113,035)	(111,846)	(1,189)	(116,709)
General and administrative	(38,872)	(34,427)	(4,445)	(58,020)
Expense from deferred compensation plan liability	(1,315)	(2,077)	762	(5,433)
Transaction related costs, impairment losses and other	(101,590)	(1,017)	(100,573)	(149)
Total expenses	(475,564)	(385,348)	(90,216)	(427,206)
Income from partially owned entities(2)	22,873	8,757	14,116	7,320
Loss from real estate fund investments	(15,803)	(28,976)	13,173	(167)
Interest and other investment income, net	7,840	30,892	(23,052)	5,045
Income from deferred compensation plan assets	1,315	2,077	(762)	5,433
Interest and debt expense	(63,029)	(87,657)	24,628	(102,463)
Net gain on transfer to Fifth Avenue and Times Square JV	2,571,099	—	2,571,099	—
Net gains on disposition of wholly owned and partially owned assets	111,713	23,559	88,154	220,294
Income before income taxes	2,623,547	105,122	2,518,425	242,924
Income tax expense	(26,914)	(467)	(26,447)	(29,743)
Income from continuing operations	2,596,633	104,655	2,491,978	213,181
Income (loss) from discontinued operations	60	683	(623)	(137)
Net income	2,596,693	105,338	2,491,355	213,044
Less net (income) loss attributable to noncontrolling interests in:
Consolidated subsidiaries	(21,451)	26,175	(47,626)	(6,820)
Operating Partnership	(162,515)	(7,445)	(155,070)	(12,202)
Net income attributable to Vornado	2,412,727	124,068	2,288,659	194,022
Preferred share dividends	(12,532)	(12,534)	2	(12,534)
Net income attributable to common shareholders	$2,400,195	$111,534	$2,288,661	$181,488

Capitalized expenditures:
Leasing payroll(3)	$—	$1,358	$(1,358)	$—
Development payroll	5,923	3,249	2,674	4,590
Interest and debt expense	19,812	16,754	3,058	23,325
_________________

(1)
"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

(2)	Beginning April 18, 2019, "income from partially owned entities" includes the previously consolidated properties contributed to Fifth Avenue and Times Square JV.

(3)	Beginning January 1, 2019, we no longer capitalize internal leasing costs in accordance with Accounting Standard Update 2016-02, Leases.

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Six Months Ended June 30,
	2019	2018	Variance
Property rentals(1)	$796,545	$853,476	$(56,931)
Tenant expense reimbursements(1)	117,196	118,622	(1,426)
Amortization of acquired below-market leases, net	11,168	21,107	(9,939)
Straight-lining of rents	(3,733)	10,122	(13,855)
Total rental revenues	921,176	1,003,327	(82,151)
Fee and other income:
BMS cleaning fees	62,355	59,222	3,133
Management and leasing fees	6,737	5,471	1,266
Other income	7,503	10,235	(2,732)
Total revenues	997,771	1,078,255	(80,484)
Operating expenses	(467,647)	(473,583)	5,936
Depreciation and amortization	(229,744)	(220,532)	(9,212)
General and administrative	(96,892)	(76,960)	(19,932)
Expense from deferred compensation plan liability	(6,748)	(1,673)	(5,075)
Transaction related costs, impairment losses and other	(101,739)	(14,173)	(87,566)
Total expenses	(902,770)	(786,921)	(115,849)
Income (loss) from partially owned entities(2)	30,193	(1,147)	31,340
Loss from real estate fund investments	(15,970)	(37,783)	21,813
Interest and other investment income, net	12,885	6,508	6,377
Income from deferred compensation plan assets	6,748	1,673	5,075
Interest and debt expense	(165,492)	(175,823)	10,331
Net gain on transfer to Fifth Avenue and Times Square JV	2,571,099	—	2,571,099
Net gains on disposition of wholly owned and partially owned assets	332,007	23,559	308,448
Income before income taxes	2,866,471	108,321	2,758,150
Income tax expense	(56,657)	(3,021)	(53,636)
Income from continuing operations	2,809,814	105,300	2,704,514
(Loss) income from discontinued operations	(77)	320	(397)
Net income	2,809,737	105,620	2,704,117
Less net (income) loss attributable to noncontrolling interests in:
Consolidated subsidiaries	(28,271)	34,449	(62,720)
Operating Partnership	(174,717)	(6,321)	(168,396)
Net income attributable to Vornado	2,606,749	133,748	2,473,001
Preferred share dividends	(25,066)	(25,569)	503
Preferred share issuance costs	—	(14,486)	14,486
Net income attributable to common shareholders	$2,581,683	$93,693	$2,487,990

Capitalized expenditures:
Leasing payroll(3)	$—	$2,706	$(2,706)
Development payroll	10,515	4,958	5,557
Interest and debt expense	43,137	31,481	11,656
_________________

(1)
"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

(2)	Beginning April 18, 2019, "income (loss) from partially owned entities" includes the previously consolidated properties contributed to Fifth Avenue and Times Square JV.

(3)	Beginning January 1, 2019, we no longer capitalize internal leasing costs in accordance with Accounting Standard Update 2016-02, Leases.

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended June 30, 2019
	Total	New York	Other
Property rentals(1)	$368,165	$290,970	$77,195
Tenant expense reimbursements(1)	51,084	42,282	8,802
Amortization of acquired below-market leases, net	4,643	4,436	207
Straight-lining of rents	(2,593)	(1,901)	(692)
Total rental revenues	421,299	335,787	85,512
Fee and other income:
BMS cleaning fees	32,570	34,944	(2,374)
Management and leasing fees	4,500	4,472	28
Other income	4,734	1,178	3,556
Total revenues	463,103	376,381	86,722
Operating expenses	(220,752)	(187,819)	(32,933)
Depreciation and amortization	(113,035)	(89,479)	(23,556)
General and administrative	(38,872)	(16,672)	(22,200)
Expense from deferred compensation plan liability	(1,315)	—	(1,315)
Transaction related costs, impairment losses and other	(101,590)	(101,360)	(230)
Total expenses	(475,564)	(395,330)	(80,234)
Income from partially owned entities	22,873	21,121	1,752
Loss from real estate fund investments	(15,803)	—	(15,803)
Interest and other investment income, net	7,840	1,229	6,611
Income from deferred compensation plan assets	1,315	—	1,315
Interest and debt expense	(63,029)	(43,748)	(19,281)
Net gain on transfer to Fifth Avenue and Times Square JV	2,571,099	2,571,099	—
Net gains on disposition of wholly owned and partially owned assets	111,713	—	111,713
Income before income taxes	2,623,547	2,530,752	92,795
Income tax expense	(26,914)	(1,267)	(25,647)
Income from continuing operations	2,596,633	2,529,485	67,148
Income from discontinued operations	60	—	60
Net income	2,596,693	2,529,485	67,208
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(21,451)	(14,317)	(7,134)
Net income attributable to Vornado Realty L.P.	2,575,242	$2,515,168	$60,074
Less net income attributable to noncontrolling interests in the Operating Partnership	(162,474)
Preferred unit distributions	(12,573)
Net income attributable to common shareholders	$2,400,195
For the three months ended June 30, 2018:
Net income attributable to Vornado Realty L.P.	$131,513	$126,609	$4,904
Net income attributable to common shareholders	$111,534
_________________

(1)
"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Six Months Ended June 30, 2019
	Total	New York	Other
Property rentals(1)	$796,545	$638,065	$158,480
Tenant expense reimbursements(1)	117,196	96,529	20,667
Amortization of acquired below-market leases, net	11,168	10,750	418
Straight-lining of rents	(3,733)	(1,920)	(1,813)
Total rental revenues	921,176	743,424	177,752
Fee and other income:
BMS cleaning fees	62,355	66,701	(4,346)
Management and leasing fees	6,737	6,723	14
Other income	7,503	2,818	4,685
Total revenues	997,771	819,666	178,105
Operating expenses	(467,647)	(385,914)	(81,733)
Depreciation and amortization	(229,744)	(184,290)	(45,454)
General and administrative	(96,892)	(33,236)	(63,656)
Expense from deferred compensation plan liability	(6,748)	—	(6,748)
Transaction related costs, impairment losses and other	(101,739)	(101,360)	(379)
Total expenses	(902,770)	(704,800)	(197,970)
Income from partially owned entities	30,193	26,526	3,667
Loss from real estate fund investments	(15,970)	—	(15,970)
Interest and other investment income, net	12,885	2,796	10,089
Income from deferred compensation plan assets	6,748	—	6,748
Interest and debt expense	(165,492)	(98,475)	(67,017)
Net gain on transfer to Fifth Avenue and Times Square JV	2,571,099	2,571,099	—
Net gains on disposition of wholly owned and partially owned assets	332,007	—	332,007
Income before income taxes	2,866,471	2,616,812	249,659
Income tax expense	(56,657)	(2,712)	(53,945)
Income from continuing operations	2,809,814	2,614,100	195,714
Loss from discontinued operations	(77)	—	(77)
Net income	2,809,737	2,614,100	195,637
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(28,271)	(16,142)	(12,129)
Net income attributable to Vornado Realty L.P.	2,781,466	$2,597,958	$183,508
Less net income attributable to noncontrolling interests in the Operating Partnership	(174,635)
Preferred unit distributions	(25,148)
Net income attributable to common shareholders	$2,581,683
For the six months ended June 30, 2018:
Net income (loss) attributable to Vornado Realty L.P.	$140,069	$200,547	$(60,478)
Net income attributable to common shareholders	$93,693
_________________

(1)
"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET OPERATING INCOME AT SHARE BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended June 30, 2019
	Total	New York(1)	Other
Total revenues	$463,103	$376,381	$86,722
Operating expenses	220,752	187,819	32,933
NOI - consolidated	242,351	188,562	53,789
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(16,416)	(10,030)	(6,386)
Add: NOI from partially owned entities	82,974	79,170	3,804
NOI at share	308,909	257,702	51,207
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	9,748	8,437	1,311
NOI at share - cash basis	$318,657	$266,139	$52,518
________________________________________

(1)	Reflects the transfer of 45.4% of common equity in the properties contributed to the Fifth Avenue and Times Square JV on April 18, 2019.

	For the Three Months Ended June 30, 2018
	Total	New York	Other
Total revenues	$541,818	$458,552	$83,266
Operating expenses	235,981	200,903	35,078
NOI - consolidated	305,837	257,649	48,188
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(17,160)	(11,560)	(5,600)
Add: NOI from partially owned entities	65,752	49,778	15,974
NOI at share	354,429	295,867	58,562
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(12,481)	(12,713)	232
NOI at share - cash basis	$341,948	$283,154	$58,794

	For the Three Months Ended March 31, 2019
	Total	New York	Other
Total revenues	$534,668	$443,285	$91,383
Operating expenses	246,895	198,095	48,800
NOI - consolidated	287,773	245,190	42,583
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(17,403)	(11,407)	(5,996)
Add: NOI from partially owned entities	67,402	49,575	17,827
NOI at share	337,772	283,358	54,414
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(5,181)	(6,618)	1,437
NOI at share - cash basis	$332,591	$276,740	$55,851
________________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Six Months Ended June 30, 2019
	Total	New York(1)	Other
Total revenues	$997,771	$819,666	$178,105
Operating expenses	467,647	385,914	81,733
NOI - consolidated	530,124	433,752	96,372
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(33,819)	(21,437)	(12,382)
Add: NOI from partially owned entities	150,376	128,745	21,631
NOI at share	646,681	541,060	105,621
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	4,567	1,819	2,748
NOI at share - cash basis	$651,248	$542,879	$108,369
________________________________________

(1)	Reflects the transfer of 45.4% of common equity in the properties contributed to the Fifth Avenue and Times Square JV on April 18, 2019.

	For the Six Months Ended June 30, 2018
	Total	New York	Other
Total revenues	$1,078,255	$907,036	$171,219
Operating expenses	473,583	398,819	74,764
NOI - consolidated	604,672	508,217	96,455
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(34,472)	(23,305)	(11,167)
Add: NOI from partially owned entities	133,265	99,551	33,714
NOI at share	703,465	584,463	119,002
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(30,429)	(30,036)	(393)
NOI at share - cash basis	$673,036	$554,427	$118,609
________________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE BY SUBSEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2019
	2019	2018		2019	2018
NOI at share:
New York:
Office(1)	$179,592	$184,867	$183,540	$363,132	$372,023
Retail(1)	57,063	87,109	88,267	145,330	175,018
Residential	5,908	6,338	6,045	11,953	12,479
Alexander's Inc ("Alexander's")	11,108	11,909	11,322	22,430	23,484
Hotel Pennsylvania	4,031	5,644	(5,816)	(1,785)	1,459
Total New York	257,702	295,867	283,358	541,060	584,463

Other:
theMART	30,974	27,816	23,523	54,497	54,691
555 California Street	15,358	13,660	14,501	29,859	27,171
Other investments	4,875	17,086	16,390	21,265	37,140
Total Other	51,207	58,562	54,414	105,621	119,002

NOI at share	$308,909	$354,429	$337,772	$646,681	$703,465
________________________________________

(1)	Reflects the transfer of 45.4% of common equity in the properties contributed to the Fifth Avenue and Times Square JV on April 18, 2019.

NOI at share - cash basis:
New York:
Office(1)	$178,806	$180,710	$184,370	$363,176	$358,909
Retail(1)	66,726	79,139	80,936	147,662	158,728
Residential	5,303	5,463	5,771	11,074	11,062
Alexander's	11,322	12,098	11,527	22,849	24,137
Hotel Pennsylvania	3,982	5,744	(5,864)	(1,882)	1,591
Total New York	266,139	283,154	276,740	542,879	554,427

Other:
theMART	31,984	27,999	24,912	56,896	55,078
555 California Street	15,595	13,808	14,745	30,340	26,634
Other investments	4,939	16,987	16,194	21,133	36,897
Total Other	52,518	58,794	55,851	108,369	118,609

NOI at share - cash basis	$318,657	$341,948	$332,591	$651,248	$673,036
________________________________________

(1)	Reflects the transfer of 45.4% of common equity in the properties contributed to the Fifth Avenue and Times Square JV on April 18, 2019.

SAME STORE NOI AT SHARE AND NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York(2)	theMART	555 California Street
Same store NOI at share % increase (decrease)(1):
Three months ended June 30, 2019 compared to June 30, 2018	1.2%	(0.7)%	12.1%	13.0%
Six months ended June 30, 2019 compared to June 30, 2018	0.5%	(0.4)%	4.7%	10.2%
Three months ended June 30, 2019 compared to March 31, 2019	7.2%	4.1%	42.3%	6.4%

Same store NOI at share - cash basis % increase(1):
Three months ended June 30, 2019 compared to June 30, 2018	4.3%	2.5%	15.5%	12.9%
Six months ended June 30, 2019 compared to June 30, 2018	3.7%	2.6%	8.9%	13.9%
Three months ended June 30, 2019 compared to March 31, 2019	8.3%	5.5%	38.1%	5.8%
____________________

(1)	See pages viii through xiii in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.
		Increase
(2)	Excluding Hotel Pennsylvania, same store NOI at share % increase:
	Three months ended June 30, 2019 compared to June 30, 2018	0.0%
	Six months ended June 30, 2019 compared to June 30, 2018	0.3%
	Three months ended June 30, 2019 compared to March 31, 2019	0.0%

	Excluding Hotel Pennsylvania, same store NOI at share - cash basis % increase:
	Three months ended June 30, 2019 compared to June 30, 2018	3.3%
	Six months ended June 30, 2019 compared to June 30, 2018	3.3%
	Three months ended June 30, 2019 compared to March 31, 2019	1.2%

NOI AT SHARE BY REGION (unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2019	2018	2019	2018
Region:
New York City metropolitan area	85%	88%	86%	88%
Chicago, IL	10%	8%	9%	8%
San Francisco, CA	5%	4%	5%	4%
	100%	100%	100%	100%

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of		Increase (Decrease)
	June 30, 2019	December 31, 2018
ASSETS
Real estate, at cost:
Land	$2,609,869	$3,306,280	$(696,411)
Buildings and improvements	7,813,812	10,110,992	(2,297,180)
Development costs and construction in progress	1,835,054	2,266,491	(431,437)
Moynihan Train Hall development expenditures	665,226	445,693	219,533
Leasehold improvements and equipment	118,428	108,427	10,001
Total	13,042,389	16,237,883	(3,195,494)
Less accumulated depreciation and amortization	(2,894,202)	(3,180,175)	285,973
Real estate, net	10,148,187	13,057,708	(2,909,521)
Right-of-use assets	380,214	—	380,214
Cash and cash equivalents	922,604	570,916	351,688
Restricted cash	154,306	145,989	8,317
Marketable securities	41,081	152,198	(111,117)
Tenant and other receivables	85,153	73,322	11,831
Investments in partially owned entities	4,025,534	858,113	3,167,421
Real estate fund investments	306,596	318,758	(12,162)
220 Central Park South condominium units ready for sale	328,786	99,627	229,159
Receivable arising from the straight-lining of rents	749,198	935,131	(185,933)
Deferred leasing costs, net	357,511	400,313	(42,802)
Identified intangible assets, net	32,478	136,781	(104,303)
Other assets	382,209	431,938	(49,729)
Total Assets	$17,913,857	$17,180,794	$733,063
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$6,256,808	$8,167,798	$(1,910,990)
Senior unsecured notes, net	445,465	844,002	(398,537)
Unsecured term loan, net	745,331	744,821	510
Unsecured revolving credit facilities	80,000	80,000	—
Lease liabilities	483,011	—	483,011
Moynihan Train Hall obligation	665,226	445,693	219,533
Accounts payable and accrued expenses	392,581	430,976	(38,395)
Deferred revenue	66,835	167,730	(100,895)
Deferred compensation plan	99,879	96,523	3,356
Other liabilities	320,515	311,806	8,709
Total liabilities	9,555,651	11,289,349	(1,733,698)
Redeemable noncontrolling interests	862,062	783,562	78,500
Shareholders' equity	6,860,554	4,465,231	2,395,323
Noncontrolling interests in consolidated subsidiaries	635,590	642,652	(7,062)
Total liabilities, redeemable noncontrolling interests and equity	$17,913,857	$17,180,794	$733,063

LEASING ACTIVITY (unaudited)
(Square feet in thousands)

The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	theMART
Three Months Ended June 30, 2019
Total square feet leased	221	70	30	30
Our share of square feet leased:	155	67	30	21
Initial rent(1)	$83.54	$162.44	$63.83	$86.00
Weighted average lease term (years)	7.2	19.6	4.1	5.1
Second generation relet space:
Square feet	80	64	30	21
GAAP basis:
Straight-line rent(2)	$73.75	$173.54	$65.58	$87.22
Prior straight-line rent	$69.67	$120.22	$57.09	$65.98
Percentage increase	5.9%	44.4%	14.9%	32.2%
Cash basis (non-GAAP):
Initial rent(1)	$76.02	$152.10	$63.83	$86.00
Prior escalated rent	$73.57	$128.16	$60.22	$76.23
Percentage increase	3.3%	18.7%	6.0%	12.8%
Tenant improvements and leasing commissions:
Per square foot	$70.76	$73.23	$6.23	$31.28
Per square foot per annum	$9.83	$3.74	$1.52	$6.13
Percentage of initial rent	11.8%	2.3%	2.4%	7.1%
____________________
See notes on following page.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)

The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	theMART
Six Months Ended June 30, 2019
Total square feet leased	617	118	189	92
Our share of square feet leased:	505	110	189	64
Initial rent(1)	$78.25	$143.18	$49.41	$82.69
Weighted average lease term (years)	8.4	13.2	6.5	5.1
Second generation relet space:
Square feet	391	102	187	64
GAAP basis:
Straight-line rent(2)	$73.37	$152.41	$48.62	$85.29
Prior straight-line rent	$72.04	$118.08	$43.39	$55.25
Percentage increase	1.8%	29.1%	12.1%	54.4%
Cash basis (non-GAAP):
Initial rent(1)	$74.76	$138.37	$49.36	$82.69
Prior escalated rent	$73.22	$127.39	$46.48	$64.66
Percentage increase	2.1%	8.6%	6.2%	27.9%
Tenant improvements and leasing commissions:
Per square foot	$82.04	$52.40	$30.58	$43.22
Per square foot per annum	$9.77	$3.97	$4.70	$8.47
Percentage of initial rent	12.5%	2.8%	9.5%	10.2%
____________________

(1)
Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office:	Month to Month	17,000	$1,001,000	$58.88	0.1%

	Third Quarter 2019	30,000	1,896,000	63.20	0.2%
	Fourth Quarter 2019	102,000	7,500,000	73.53	0.7%
	Total 2019	132,000	9,396,000	71.18	0.9%
	First Quarter 2020	531,000	33,646,000	63.36	2.9%
	Second Quarter 2020	258,000	18,639,000	72.24	1.6%
	Remaining 2020	335,000	26,174,000	78.13	2.3%
	2021	1,211,000	96,225,000	79.46	8.3%
	2022	698,000	46,704,000	66.91	4.0%
	2023	1,960,000	163,354,000	83.34	14.2%
	2024	1,412,000	115,525,000	81.82	10.0%
	2025	818,000	62,012,000	75.81	5.4%
	2026	1,184,000	90,094,000	76.09	7.8%
	2027	1,073,000	78,101,000	72.79	6.8%
	2028	967,000	68,529,000	70.87	5.9%
	2029	685,000	54,978,000	80.26	4.8%
	Thereafter	4,332,000	288,940,000	66.70	25.0%

Retail:	Month to Month	58,000	$8,410,000	$145.00	2.5%

	Third Quarter 2019	13,000	5,709,000	439.15	1.8%
	Fourth Quarter 2019	45,000	9,086,000	201.91	2.7%
	Total 2019	58,000	14,795,000	255.09	4.5%
	First Quarter 2020	17,000	4,613,000	271.35	1.4%
	Second Quarter 2020	56,000	9,373,000	167.38	2.8%
	Remaining 2020	17,000	2,897,000	170.41	0.9%
	2021	88,000	10,617,000	120.65	3.2%
	2022	29,000	7,073,000	243.90	2.1%
	2023	91,000	32,411,000	356.16	9.7%
	2024	230,000	52,220,000	227.04	15.7%
	2025	41,000	14,044,000	342.54	4.2%
	2026	78,000	27,406,000	351.36	8.2%
	2027	24,000	17,993,000	749.71	5.4%
	2028	36,000	13,909,000	386.36	4.2%
	2029	203,000	38,759,000	190.93	11.6%
	Thereafter	583,000	78,576,000	134.78	23.6%
____________________

(1)	Excludes storage, vacancy and other.

LEASE EXPIRATIONS (unaudited) theMART

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Month to Month	—	$—	$—	0.0%

	Third Quarter 2019	18,000	917,000	50.94	0.5%
	Fourth Quarter 2019	43,000	2,401,000	55.84	1.4%
	Total 2019	61,000	3,318,000	54.39	1.9%
	First Quarter 2020	139,000	6,369,000	45.82	3.8%
	Second Quarter 2020	31,000	1,532,000	49.42	0.9%
	Remaining 2020	124,000	6,364,000	51.32	3.8%
	2021	322,000	15,732,000	48.86	9.4%
	2022	606,000	29,329,000	48.40	17.6%
	2023	302,000	15,522,000	51.40	9.3%
	2024	307,000	15,072,000	49.09	9.1%
	2025	310,000	16,394,000	52.88	9.8%
	2026	265,000	12,920,000	48.75	7.8%
	2027	108,000	5,480,000	50.74	3.3%
	2028	642,000	28,281,000	44.05	17.0%
	2029	61,000	2,829,000	46.38	1.7%
	Thereafter	168,000	7,737,000	46.05	4.6%
____________________
(1)    Excludes storage, vacancy and other.

LEASE EXPIRATIONS (unaudited) 555 California Street

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Month to Month	—	$—	$—	0.0%

	Third Quarter 2019	3,000	257,000	85.67	0.3%
	Fourth Quarter 2019	—	—	—	0.0%
	Total 2019	3,000	257,000	85.67	0.3%
	First Quarter 2020	—	—	—	0.0%
	Second Quarter 2020	9,000	897,000	99.67	0.9%
	Remaining 2020	51,000	3,221,000	63.16	3.3%
	2021	76,000	5,565,000	73.22	5.7%
	2022	36,000	2,923,000	81.19	3.0%
	2023	133,000	9,801,000	73.69	10.0%
	2024	61,000	5,583,000	91.52	5.7%
	2025	405,000	30,464,000	75.22	31.2%
	2026	140,000	10,876,000	77.69	11.1%
	2027	69,000	5,993,000	86.86	6.1%
	2028	20,000	1,491,000	74.55	1.5%
	2029	74,000	6,799,000	91.88	7.0%
	Thereafter	165,000	13,829,000	83.81	14.2%
____________________
(1)    Excludes storage, vacancy and other.

TRAILING TWELVE MONTH PRO-FORMA CASH NET OPERATING INCOME AT SHARE (unaudited)
(Amounts in thousands)

	For the Trailing Twelve Months Ended June 30, 2019					For the Trailing Twelve Months Ended March 31, 2019
		Adjustment for Transfer of 45.4% Interest in Fifth Avenue and Times Square JV(1)
	NOI at Share - Cash Basis		Adjustments		Pro Forma NOI at Share - Cash Basis	Pro Forma NOI at Share - Cash Basis
Office:
New York	$730,375	$(19,067)	$(38,632)	(2)	$672,676	$705,862
theMART	95,888	—	8,997	(3)	104,885	104,021
555 California Street	57,194	—	—		57,194	55,407
Total Office	883,457	(19,067)	(29,635)		834,755	865,290
New York - Retail	313,153	(68,148)	(10,738)	(4)	234,267	325,566
New York - Residential	22,088	—	—		22,088	22,248
	$1,218,698	$(87,215)	$(40,373)		$1,091,110	$1,213,104
____________________________

(1)	Adjusts July 1, 2018 through April 18, 2019 to reflect new ownership interests in the properties contributed to Fifth Avenue and Times Square JV.

(2)	Adjustment to deduct $27,052 of BMS NOI for the trailing twelve months ended June 30, 2019 and $11,580 of 330 Madison Avenue NOI (sold in July 2019).

(3)	Adjustment to offset the accrual in Q4 2018 for the annual real estate tax increase which is billed to tenants throughout 2019.

(4)	Adjustment for Topshop at 608 Fifth Avenue.

CAPITAL STRUCTURE (unaudited)
(Amounts in thousands, except per share and unit amounts)
			As of June 30, 2019
Debt (contractual balances) (non-GAAP):
Consolidated debt (1):
Mortgages payable			$6,291,645
Senior unsecured notes			450,000
$750 Million unsecured term loan			750,000
$2.75 Billion unsecured revolving credit facilities			80,000
			7,571,645
Pro rata share of debt of non-consolidated entities(2)(3)			2,928,286
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(480,640)
			10,019,291	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
5.00% preferred unit (D-16) (1 unit @ $1,000,000 per unit)			1,000
3.25% preferred units (D-17) (141,400 units @ $25 per unit)			3,535
5.70% Series K preferred shares	12,000	$25.00	300,000
5.40% Series L preferred shares	12,000	25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
			924,035	(B)

	Converted Shares	June 30, 2019 Common Share Price
Equity:
Common shares	190,813	$64.10	12,231,113
Class A units	12,208	64.10	782,533
Convertible share equivalents:
Equity awards - unit equivalents	1,169	64.10	74,933
D-13 preferred units	728	64.10	46,665
G1-G4 units	59	64.10	3,782
Series A preferred shares	34	64.10	2,179
			13,141,205	(C)
Total Market Capitalization (A+B+C)			$24,084,531
____________________

(1)	See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xiv in the Appendix.

(2)
As a result of the bankruptcy plan of reorganization for Toys "R" Us, Inc. ("Toys") being declared effective and our stock in Toys being canceled, we no longer hold an investment in Toys. Accordingly, no Toys debt is included in our pro rata share of debt of non-consolidated entities.

(3)
Our pro rata share of debt of non-consolidated entities is net of our $63,409 share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.

COMMON SHARES DATA (NYSE: VNO) (unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018	Third Quarter 2018
High price	$70.45	$70.54	$73.06	$77.59
Low price	$62.87	$59.95	$59.48	$69.50
Closing price - end of quarter	$64.10	$67.44	$62.03	$73.00

Annualized dividend per share	$2.64	$2.64	$2.52	$2.52

Annualized dividend yield - on closing price	4.1%	3.9%	4.1%	3.5%

Outstanding shares, Class A units and convertible preferred units as converted (in thousands)	205,011	204,336	203,930	203,604

Closing market value of outstanding shares, Class A units and convertible preferred units as converted	$13.1 Billion	$13.8 Billion	$12.6 Billion	$14.9 Billion

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
	As of June 30, 2019
	Total		Variable		Fixed
(Contractual debt balances) (non-GAAP)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(1)	$7,571,645	3.68%	$1,763,182	4.06%	$5,808,463	3.57%
Pro rata share of debt of non-consolidated entities(2)(3)	2,928,286	4.03%	1,475,815	4.04%	1,452,471	4.02%
Total	10,499,931	3.78%	3,238,997	4.05%	7,260,934	3.66%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(480,640)		(29,301)		(451,339)
Company's pro rata share of total debt	$10,019,291	3.77%	$3,209,696	4.04%	$6,809,595	3.64%

Debt Covenant Ratios:(4)	Senior Unsecured Notes due 2025		Unsecured Revolving Credit Facilities and Unsecured Term Loan

	Required	Actual	Required	Actual
Total outstanding debt/total assets(5)	Less than 65%	41%	Less than 60%	33%
Secured debt/total assets	Less than 50%	31%	Less than 50%	27%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.49		N/A
Fixed charge coverage		N/A	Greater than 1.40	2.54
Unencumbered assets/unsecured debt	Greater than 150%	478%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	Less than 60%	11%
Unencumbered coverage ratio		N/A	Greater than 1.50	7.83

Unencumbered EBITDA (non-GAAP):(5)	Q2 2019
Annualized
New York	$287,516
Other	24,432
Total	$311,948
____________________

(1)	See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xiv in the Appendix.

(2)
As a result of the bankruptcy plan of reorganization for Toys "R" Us, Inc. ("Toys") being declared effective and our stock in Toys being canceled, we no longer hold an investment in Toys. Accordingly, no Toys debt is included in our pro rata share of debt of non-consolidated entities.

(3)
Our pro rata share of debt of non-consolidated entities is net of our $63,409 share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.

(4)
Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(5)	Total assets include EBITDA (as defined) capped at 7.0% under the senior unsecured notes due 2025 and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

DEBT MATURITIES (CONTRACTUAL BALANCES) (NON-GAAP) (unaudited)
(Amounts in thousands)
Property	Maturity Date (1)	Spread over LIBOR	Interest Rate		2019	2020		2021	2022	2023	Thereafter	Total
220 Central Park South	09/20	L+200	4.40%		$—	$48,883	(2)	$—	$—	$—	$—	$48,883
PENN11	12/20		3.95%		—	450,000		—	—	—	—	450,000
Borgata Land	02/21		5.14%		—	—		53,999	—	—	—	53,999
770 Broadway	03/21		2.56%	(3)	—	—		700,000	—	—	—	700,000
909 Third Avenue	05/21		3.91%		—	—		350,000	—	—	—	350,000
606 Broadway	05/21	L+300	5.41%		—	—		58,603	—	—	—	58,603
555 California Street	09/21		5.10%		—	—		554,464	—	—	—	554,464
theMART	09/21		2.70%		—	—		675,000	—	—	—	675,000
PENN2	12/21	L+165	4.09%		—	—		575,000	—	—	—	575,000
1290 Avenue of the Americas	11/22		3.34%		—	—		—	950,000	—	—	950,000
$1.25 Billion unsecured revolving credit facility	01/23	L+100	3.40%		—	—		—	—	80,000	—	80,000
Unsecured Term Loan	02/24		3.87%	(4)	—	—		—	—	—	750,000	750,000
435 Seventh Avenue - retail	02/24	L+130	3.73%		—	—		—	—	—	95,696	95,696
$1.5 Billion unsecured revolving credit facility	03/24	L+90	—%		—	—		—	—	—	—	—
150 West 34th Street	05/24	L+188	4.30%		—	—		—	—	—	205,000	205,000
33-00 Northern Boulevard	01/25		4.14%	(5)	—	—		—	—	—	100,000	100,000
Senior unsecured notes due 2025	01/25		3.50%		—	—		—	—	—	450,000	450,000
4 Union Square South - retail	08/25	L+140	3.84%		—	—		—	—	—	120,000	120,000
888 Seventh Avenue	12/25		3.25%	(6)	—	—		—	—	—	375,000	375,000
100 West 33rd Street - office and retail	04/26	L+155	3.98%		—	—		—	—	—	580,000	580,000
350 Park Avenue	01/27		3.92%		—	—		—	—	—	400,000	400,000
					$—	$498,883		$2,967,066	$950,000	$80,000	$3,075,696	$7,571,645

Weighted average rate					—%	4.00%		3.62%	3.34%	3.40%	3.80%	3.68%

Fixed rate debt					$—	$450,000		$2,333,463	$950,000	$—	$2,075,000	$5,808,463
Fixed weighted average rate expiring					—%	3.95%		3.47%	3.34%	—%	3.70%	3.57%
Floating rate debt					$—	$48,883		$633,603	$—	$80,000	$1,000,696	$1,763,182
Floating weighted average rate expiring					—%	4.40%		4.21%	—%	3.40%	4.00%	4.06%
____________________

(1)	Represents the extended maturity for certain loans in which we have the unilateral right to extend.

(2)	Repaid on July 16, 2019.

(3)	Pursuant to an existing swap agreement, the loan bears interest at 2.56% through September 2020. The rate was swapped from LIBOR plus 1.75% (4.17% as of June 30, 2019).

(4)	Pursuant to an existing swap agreement, the loan bears interest at 3.87% through October 2023. The rate was swapped from LIBOR plus 1.00% (3.40% as of June 30, 2019).

(5)	Pursuant to an existing swap agreement, the loan bears interest at 4.14% through January 2025. The rate was swapped from LIBOR plus 1.80% (4.22% as of June 30, 2019).

(6)	Pursuant to an existing swap agreement, the loan bears interest at 3.25% through December 2020. The rate was swapped from LIBOR plus 1.70% (4.11% as of June 30, 2019).

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
Joint Venture Name	Asset Category	Percentage Ownership at June 30, 2019	Company's Carrying Amount		Company's Pro rata Share of Debt(1)	100% of Joint Venture Debt(1)	Maturity Date(2)	Spread over LIBOR	Interest Rate
Fifth Avenue and Times Square JV	Retail/Office	51.5%	$3,306,389		$461,461	$950,000	Various	Various	Various

Alexander's(3)	Office/Retail	32.4%	103,005		315,847	974,836	Various	Various	Various

Partially owned office buildings/land:
One Park Avenue	Office/Retail	55.0%	136,351		165,000	300,000	03/21	L+175	4.17%
650 Madison Avenue	Office/Retail	20.1%	104,947		161,024	800,000	10/20	N/A	4.39%
280 Park Avenue	Office/Retail	50.0%	104,140		600,000	1,200,000	09/24	L+173	4.14%
512 West 22nd Street	Office	55.0%	60,078		58,533	106,425	06/24	L+200	4.40%
West 57th Street properties	Office/Retail/Land	50.0%	43,434		10,000	20,000	12/22	L+160	4.04%
825 Seventh Avenue	Office/Retail	50.0%	9,826		10,250	20,500	09/19	L+140	3.81%
61 Ninth Avenue	Office/Retail	45.1%	6,389		75,543	167,500	01/26	L+135	3.77%
Other	Office/Retail	Various	4,099		17,465	50,150	Various	Various	Various

Other equity method investments:
Independence Plaza	Residential/Retail	50.1%	66,113		338,175	675,000	07/25	N/A	4.25%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	31,662		19,842	39,360	06/22	L+195	4.35%
Other	Various	Various	49,101		99,271	643,499	Various	Various	Various
			$4,025,534		$2,332,411	$5,947,270

330 Madison Avenue(4)	Office/Retail	25.0%	$(60,097)	(5)	$125,000	$500,000	08/24	N/A	3.43%
7 West 34th Street	Office/Retail	53.0%	(53,143)	(5)	159,000	300,000	06/26	N/A	3.65%
85 Tenth Avenue	Office/Retail	49.9%	(5,098)	(5)	311,875	625,000	12/26	N/A	4.55%
			$(118,338)		$595,875	$1,425,000
____________________

(1)
Represents the contractual debt obligations. All amounts are non-recourse to us except the $300,000 mortgage loan on 7 West 34th Street and $500,000 mortgage loan on 640 Fifth Avenue, included in Fifth Avenue and Times Square JV.

(2)	Represents the extended maturity for certain loans in which we have the unilateral right to extend.

(3)
Our pro rata share of debt of non-consolidated entities is net of our $63,409 share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.

(4)	Sold on July 11, 2019.

(5)	Our negative basis results from distributions in excess of our investment.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)

	Percentage Ownership at June 30, 2019	Our Share of Net Income (Loss) for the Three Months Ended June 30,			Our Share of NOI (non-GAAP) for the Three Months Ended June 30,
		2019		2018	2019		2018
Joint Venture Name
New York:
Fifth Avenue and Times Square JV(1):
Equity in net income	51.5%	$11,217		$—	$31,186		$—
Return on preferred equity, net of our share of the expense		8,586		—	—		—
		19,803		—	31,186		—
280 Park Avenue	50.0%	(4,647)	(2)	(1,485)	7,542	(2)	9,838
Alexander's	32.4%	3,597		6,146	11,108		11,909
One Park Avenue	55.0%	1,490		1,740	5,203		4,368
7 West 34th Street	53.0%	771		859	3,281		3,266
650 Madison Avenue	20.1%	(747)		(561)	2,952		3,026
85 Tenth Avenue	49.9%	742		(190)	4,821		4,830
330 Madison Avenue(3)	25.0%	707		715	2,762		2,795
Independence Plaza	50.1%	(342)		1,024	6,818		6,967
West 57th Street properties	50.0%	(92)		(86)	252		229
825 Seventh Avenue	50.0%	21		670	12		839
Other, net	Various	(182)		(601)	3,233		1,711
		21,121		8,231	79,170		49,778

Other:
Alexander's corporate fee income	32.4%	1,122		1,021	540		547
UE(4)	N/A	—		1,112	—		2,893
Rosslyn Plaza	43.7% to 50.4%	268		286	1,449		1,301
PREIT(5)	N/A	—		(1,068)	—		4,509
666 Fifth Avenue Office Condominium(6)	N/A	—		(1,269)	—		5,135
Other, net	Various	362		444	1,815		1,589
		1,752		526	3,804		15,974

Total		$22,873		$8,757	$82,974		$65,752
____________________

(1)	Completed on April 18, 2019.

(2)	Includes a $1,079 reduction in income from the non-cash write-off of straight-line rent receivable (The Four Seasons Restaurant).

(3)	Sold on July 11, 2019.

(4)	Sold on March 4, 2019.

(5)	On March 12, 2019, we converted all of our PREIT operating partnership units into common shares and began accounting for our investment as a marketable security.

(6)	Sold on August 3, 2018.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)

	Percentage Ownership at June 30, 2019	Our Share of Net Income (Loss) for the Six Months Ended June 30,				Our Share of NOI (non-GAAP) for the Six Months Ended June 30,
		2019		2018		2019		2018
Joint Venture Name
New York:
Fifth Avenue and Times Square JV(1):
Equity in net income	51.5%	$11,217		$—		$31,186		$—
Return on preferred equity, net of our share of the expense		8,586		—		—		—
		19,803		—		31,186		—
Alexander's	32.4%	9,314		2,937	(2)	22,430		23,484
280 Park Avenue	50.0%	(6,485)	(3)	(1,749)		17,090	(3)	19,328
One Park Avenue	55.0%	3,147		(3,158)	(4)	10,496		10,302
650 Madison Avenue	20.1%	(1,901)		(1,624)		5,410		5,531
7 West 34th Street	53.0%	1,798		1,888		6,807		6,703
330 Madison Avenue(5)	25.0%	1,288		1,429		5,401		5,572
85 Tenth Avenue	49.9%	563		(743)		9,968		9,434
Independence Plaza	50.1%	(228)		2,508		13,717		14,016
West 57th Street properties	50.0%	(192)		(167)		510		427
825 Seventh Avenue	50.0%	47		1,362		12		1,685
Other, net	Various	(628)		(1,390)		5,718		3,069
		26,526		1,293		128,745		99,551

Other:
666 Fifth Avenue Office Condominium (6)	N/A	—		(4,761)		—		10,408
Alexander's corporate fee income	32.4%	2,179		2,229		1,016		1,755
UE(7)	N/A	773		471		4,902		5,765
Rosslyn Plaza	43.7% to 50.4%	402		2		2,785		2,334
PREIT(8)	N/A	51		(1,497)		9,824		10,230
Other, net	Various	262		1,116		3,104		3,222
		3,667		(2,440)		21,631		33,714

Total		$30,193		$(1,147)		$150,376		$133,265
____________________

(1)	Completed on April 18, 2019.

(2)
Includes our $7,708 share of Alexander's disputed transfer tax related to the November 2012 sale of Kings Plaza Regional Shopping Center based on the precedent established by the New York City Tax Appeals Tribunal (the "Tax Tribunal") decision regarding One Park Avenue. See note below.

(3)	Includes a $1,079 reduction in income from the non-cash write-off of straight-line rent receivable (The Four Seasons Restaurant).

(4)
Includes our $4,978 share of disputed transfer tax recorded in the first quarter of 2018 related to the March 2011 acquisition of One Park Avenue as a result of the Tax Tribunal's decision. We appealed the Tax Tribunal's decision to the New York State Supreme Court, Appellate Division, First Department ("Appellate Division"). Our appeal was heard on April 2, 2019, and on April 25, 2019 the Appellate Division entered a unanimous decision and order that confirmed the decision of the Tax Tribunal and dismissed our appeal. On June 20, 2019, we filed a motion to reargue the Appellate Division's decision with the appellate court.

(5)	Sold on July 11, 2019.

(6)	Sold on August 3, 2018.

(7)	Sold on March 4, 2019.

(8)	On March 12, 2019, we converted all of our PREIT operating partnership units into common shares and began accounting for our investment as a marketable security.

PENN DISTRICT
ACTIVE DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF JUNE 30, 2019 (unaudited)
(Amounts in thousands, except square feet)
		Property Rentable Sq. Ft.							Projected Incremental Cash Yield
Active Penn District Projects	Segment		Incremental Budget(1)		Amount Expended	Remainder to be Expended		Stabilization Year
Farley (95% interest)	New York	845,000	1,030,000	(2)	438,581	591,419		2022	7.4%
PENN2 - as expanded	New York	1,795,000	750,000		26,713	723,287		2024	8.4%
PENN1(3)	New York	2,543,000	325,000		48,832	276,168		N/A	13.5%(3)(4)
Districtwide Improvements	New York	N/A	100,000		—	100,000		N/A	N/A
Total Active Penn District Projects			2,205,000		514,126	1,690,874	(5)		8.3%
___________________

(1)	Excluding debt and equity carry.

(2)	Net of anticipated historic tax credits.

(3)
Property is ground leased through 2098, as fully extended. Fair market value resets occur in 2023, 2048 and 2073. The 13.5% projected return is before the ground rent reset in 2023, which may be material.

(4)	Achieved as existing leases roll; average remaining lease term 5.4 years.

(5)	Expected to be funded from our balance sheet, principally from 220 CPS net sales proceeds.

There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

OTHER DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF JUNE 30, 2019 (unaudited)
(Amounts in thousands, except square feet)
		Property Rentable Sq. Ft.					Stabilization Year
Other Active Projects	Segment		Incremental Budget	Amount Expended		Remainder to be Expended
220 CPS - residential condominiums	Other	397,000	1,400,000	1,293,632	(1)	106,368	N/A
345 Montgomery Street (555 California Street) (70% interest)	Other	78,000	32,000	21,865		10,135	2020
825 Seventh Avenue - office (50% interest)	New York	165,000	15,000	9,526		5,474	2021
Total Other Projects			1,447,000	1,325,023		121,977

Future Opportunities	Segment	Property Zoning Sq. Ft.
Penn District - multiple opportunities - office/residential/retail	New York
Hotel Pennsylvania	New York	2,052,000
260 Eleventh Avenue - office(2)	New York	280,000

Undeveloped Land
29, 31, 33 West 57th Street (50% interest)	New York	150,000
484, 486 Eighth Avenue and 265, 267 West 34th Street	New York	125,000
527 West Kinzie, Chicago	Other	330,000
Rego Park III (32.4% interest)	New York
Total undeveloped land		605,000
____________________

(1)	Excludes land and acquisition costs of 515,426.

(2)	The building is subject to a ground lease which expires in 2114.

There can be no assurance that the above projects will be completed, completed on schedule or within budget.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
CONSOLIDATED
(Amounts in thousands)

	Six Months Ended June 30, 2019	Year Ended December 31,
Amounts paid for capital expenditures:		2018	2017
Expenditures to maintain assets	$53,457	$92,386	$111,629
Tenant improvements	36,080	100,191	128,287
Leasing commissions	13,009	33,254	36,447
Recurring tenant improvements, leasing commissions and other capital expenditures	102,546	225,831	276,363
Non-recurring capital expenditures	21,505	43,135	35,149
Total capital expenditures and leasing commissions	$124,051	$268,966	$311,512

	Six Months Ended June 30, 2019	Year Ended December 31,
		2018	2017
Amounts paid for development and redevelopment expenditures:
Farley Office and Retail Building	$106,980	$295,827	$265,791
220 Central Park South	102,926	18,995	—
PENN1	24,584	15,959	15,997
345 Montgomery Street	9,736	8,856	1,462
606 Broadway	7,464	18,187	5,950
1535 Broadway	1,031	8,645	1,982
Other	36,811	51,717	64,670	(1)
	$289,532	$418,186	$355,852
____________________

(1)	Primarily relates to our former Washington, DC segment which was spun-off on July 17, 2017.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
NEW YORK SEGMENT
(Amounts in thousands)

	Six Months Ended June 30, 2019	Year Ended December 31,
Amounts paid for capital expenditures:		2018	2017
Expenditures to maintain assets	$46,850	$70,954	$79,567
Tenant improvements	31,068	76,187	83,639
Leasing commissions	12,289	29,435	26,114
Recurring tenant improvements, leasing commissions and other capital expenditures	90,207	176,576	189,320
Non-recurring capital expenditures	19,780	31,381	27,762
Total capital expenditures and leasing commissions	$109,987	$207,957	$217,082

	Six Months Ended June 30, 2019	Year Ended December 31,
		2018	2017
Amounts paid for development and redevelopment expenditures:
Farley Office and Retail Building	$106,980	$18,995	$—
PENN1	24,584	15,959	15,997
606 Broadway	7,464	8,856	1,462
1535 Broadway	1,031	8,645	1,982
Other	32,387	36,660	23,933
	$172,446	$89,115	$43,374

CAPITAL EXPENDITURES,TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
theMART
(Amounts in thousands)
	Six Months Ended June 30, 2019	Year Ended December 31,
Amounts paid for capital expenditures:		2018	2017
Expenditures to maintain assets	$4,822	$13,282	$12,772
Tenant improvements	1,806	15,106	8,730
Leasing commissions	376	459	1,701
Recurring tenant improvements, leasing commissions and other capital expenditures	7,004	28,847	23,203
Non-recurring capital expenditures	86	260	—
Total capital expenditures and leasing commissions	$7,090	$29,107	$23,203

	Six Months Ended June 30, 2019	Year Ended December 31,
		2018	2017
Amounts paid for development and redevelopment expenditures:
Common area enhancements	$40	$51	$5,342
Other	1,191	10,739	799
	$1,231	$10,790	$6,141

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
555 CALIFORNIA STREET
(Amounts in thousands)

	Six Months Ended June 30, 2019	Year Ended December 31,
Amounts paid for capital expenditures:		2018	2017
Expenditures to maintain assets	$1,785	$8,150	$9,689
Tenant improvements	3,206	8,898	19,327
Leasing commissions	344	3,360	1,330
Recurring tenant improvements, leasing commissions and other capital expenditures	5,335	20,408	30,346
Non-recurring capital expenditures	1,639	11,494	7,159
Total capital expenditures and leasing commissions	$6,974	$31,902	$37,505

	Six Months Ended June 30, 2019	Year Ended December 31,
		2018	2017
Amounts paid for development and redevelopment expenditures:
345 Montgomery Street	$9,736	$18,187	$5,950
Other	3,193	445	6,465
	$12,929	$18,632	$12,415

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
OTHER
(Amounts in thousands)

	Six Months Ended June 30, 2019	Year Ended December 31,
		2018	2017
Amounts paid for development and redevelopment expenditures:
220 CPS	$102,926	$295,827	$265,791
Other	—	3,822	28,131	(1)
	$102,926	$299,649	$293,922
____________________

(1)	Primarily relates to our former Washington, DC segment which was spun-off on July 17, 2017.

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	21,497	17,821	1,337	16,301	—	183	—
Retail	2,791	2,294	190	—	2,104	—	—
Residential - 1,683 units	1,533	800	4	—	—	—	796
Alexander's (32.4% interest), including 312 residential units	2,449	793	63	288	356	—	86
Hotel Pennsylvania	1,400	1,400	—	—	—	—	1,400
	29,670	23,108	1,594	16,589	2,460	183	2,282

Other:
theMART	3,693	3,684	—	2,045	106	1,533	—
555 California Street (70% interest)	1,819	1,273	55	1,185	33	—	—
Other	2,831	1,332	140	212	869	—	111
	8,343	6,289	195	3,442	1,008	1,533	111

Total square feet at June 30, 2019	38,013	29,397	1,789	20,031	3,468	1,716	2,393

Total square feet at March 31, 2019	38,007	29,812	1,747	20,192	3,768	1,715	2,390

Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,669	10	4,875
theMART	558	4	1,637
555 California Street	168	1	453
Rosslyn Plaza	411	4	1,094
Total at June 30, 2019	2,806	19	8,059

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share(1)	Annualized Revenues At Share (non-GAAP)(1)	% of Annualized Revenues At Share (non-GAAP)(2)
Facebook	757,653	$77,126	3.4%
IPG and affiliates	967,552	65,232	2.9%
Macy's	646,434	38,404	1.7%
Bloomberg L.P.	303,147	35,898	1.6%
Google/Motorola Mobility (guaranteed by Google)	728,483	35,849	1.6%
AXA Equitable Life Insurance	336,646	33,250	1.5%
Oath (Verizon)	327,138	31,881	1.4%
Ziff Brothers Investments, Inc.	287,030	31,535	1.4%
McGraw-Hill Companies, Inc.	479,557	30,812	1.4%
Swatch Group USA(3)	14,950	29,051	1.3%
Amazon (including its Whole Foods subsidiary)	320,204	28,469	1.3%
AMC Networks, Inc.	404,920	28,207	1.3%
The City of New York	563,545	25,194	1.1%
Neuberger Berman Group LLC	288,325	23,290	1.0%
Forever 21(3)	112,468	22,998	1.0%
Madison Square Garden	342,822	22,940	1.0%
Bank of America	254,033	22,079	1.0%
JCPenney	426,370	21,244	0.9%
New York University	347,948	20,523	0.9%
PwC	241,196	17,731	0.8%
Victoria's Secret (guaranteed by L Brands, Inc.)(3)	33,164	17,399	0.8%
U.S. Government	578,711	14,303	0.6%
Information Builders, Inc.	210,978	13,360	0.6%
Fast Retailing (Uniqlo)(3)	47,181	12,815	0.6%
New York & Company, Inc.	207,269	12,220	0.5%
Cushman & Wakefield	127,314	12,028	0.5%
Kmart Corporation	223,741	11,459	0.5%
Hollister(3)	11,306	10,923	0.5%
Foot Locker	149,987	10,668	0.5%
Forest Laboratories	168,673	10,651	0.5%
			34.1%
____________________

(1)	Includes leases not yet commenced.

(2)	See reconciliation of our annualized revenue at share on page xiv in the Appendix.

(3)	Tenant annualized revenues adjusted to reflect the transfer of the 45.4% interest in Fifth Avenue and Times Square JV.

OCCUPANCY (unaudited)

	New York	theMART	555 California Street
Occupancy rate at:
June 30, 2019	96.5%	94.8%	99.5%
March 31, 2019	97.0%	94.9%	99.4%
December 31, 2018	97.0%	94.7%	99.4%
June 30, 2018	96.6%	99.3%	97.3%

RESIDENTIAL STATISTICS in service (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
June 30, 2019	1,995	959	95.9%	$3,837
March 31, 2019	1,995	959	96.7%	$3,821
December 31, 2018	1,999	963	96.6%	$3,803
June 30, 2018	1,994	960	98.3%	$3,789

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
Penn District:
PENN1
(ground leased through 2098)**								Cisco, WSP USA, Symantec Corporation,
-Office	100.0%	92.6%	$68.66	2,273,000	2,104,000	169,000		United Healthcare Services, Inc., Siemens Mobility
								Bank of America, Kmart Corporation,
-Retail	100.0%	95.0%	137.70	270,000	270,000	—		Shake Shack, Starbucks
	100.0%	92.9%	75.99	2,543,000	2,374,000	169,000	$—

PENN2								EMC, Information Builders, Inc.,
-Office	100.0%	100.0%	63.08	1,591,000	1,304,000	287,000		Madison Square Garden, McGraw-Hill Companies, Inc.
-Retail	100.0%	100.0%	218.19	45,000	39,000	6,000		Chase Manhattan Bank
	100.0%	100.0%	67.35	1,636,000	1,343,000	293,000	575,000

PENN11
-Office	100.0%	100.0%	62.59	1,111,000	1,111,000	—		Macy's, Madison Square Garden, AMC Networks, Inc.
								PNC Bank National Association, Starbucks,
-Retail	100.0%	95.2%	133.55	41,000	41,000	—		Madison Square Garden
	100.0%	99.8%	65.11	1,152,000	1,152,000	—	450,000

100 West 33rd Street
-Office	100.0%	100.0%	67.20	859,000	859,000	—	398,402	IPG and affiliates

Manhattan Mall
-Retail	100.0%	99.0%	125.91	256,000	256,000	—	181,598	JCPenney, Aeropostale, Express, Starbucks, Rose Mansion

330 West 34th Street
(ground leased through 2149 -
34.8% ownership interest in the land)**								New York & Company, Inc., Structure Tone,
-Office	100.0%	100.0%	63.08	701,000	701,000	—		Deutsch, Inc., Web.com, Footlocker, Home Advisor, Inc.
-Retail	100.0%	54.3%	124.38	21,000	21,000	—		Starbucks, Ballast Point*
	100.0%	98.7%	63.08	722,000	722,000	—	50,150 (3)

435 Seventh Avenue
-Retail	100.0%	100.0%	187.82	43,000	43,000	—	95,696	Forever 21*

7 West 34th Street
-Office	53.0%	100.0%	70.98	458,000	458,000	—		Amazon
-Retail	53.0%	89.3%	342.89	19,000	19,000	—		Amazon, Lindt, Naturalizer* (guaranteed by Caleres)
	53.0%	99.6%	81.81	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	100.0%	269.45	10,000	10,000	—	—

488 Eighth Avenue
-Retail	100.0%	100.0%	90.32	6,000	6,000	—	—

138-142 West 32nd Street
-Retail	100.0%	100.0%	113.14	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%	112.53	78,000	78,000	—	205,000	Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)		Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Penn District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$99.01		3,000	3,000	—	$—

131-135 West 33rd Street
-Retail	100.0%	100.0%	55.08		23,000	23,000	—	—

Total Penn District					7,816,000	7,354,000	462,000	2,255,846
Midtown East:
909 Third Avenue
(ground leased through 2063)**									IPG and affiliates, Forest Laboratories,
-Office	100.0%	98.6%	65.82	(4)	1,352,000	1,352,000	—	350,000	Geller & Company, Morrison Cohen LLP,
									United States Post Office, Thomson Reuters LLC, Sard Verbinnen*

150 East 58th Street
(ground leased through 2118)**
-Office	100.0%	96.8%	77.67		540,000	540,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	13.1%	17.86		3,000	3,000	—
	100.0%	96.3%	77.34		543,000	543,000	—	—

715 Lexington Avenue
-Retail	100.0%	100.0%	124.80		23,000	23,000	—	—	New York & Company, Inc., Jonathan Adler, Casper*

966 Third Avenue
-Retail	100.0%	100.0%	107.88		7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	165.23		7,000	7,000	—	—	Wells Fargo

Total Midtown East					1,932,000	1,932,000	—	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**									Axon Capital LP, Lone Star US Acquisitions LLC,
-Office	100.0%	89.7%	92.13		870,000	870,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	100.0%	309.08		15,000	15,000	—		Redeye Grill L.P.
	100.0%	89.9%	95.80		885,000	885,000	—	375,000

57th Street - 2 buildings
-Office	50.0%	84.6%	49.18		81,000	81,000	—		Various
-Retail	50.0%	100.0%	140.39		22,000	22,000	—
	50.0%	87.9%	68.67		103,000	103,000	—	20,000

Total Midtown West					988,000	988,000	—	395,000

Park Avenue:
280 Park Avenue									Cohen & Steers Inc., Franklin Templeton Co. LLC,
-Office	50.0%	93.5%	101.93		1,234,000	1,234,000	—		PJT Partners, Investcorp International Inc., GIC Inc., Wells Fargo
-Retail	50.0%	16.8%	258.91		26,000	26,000	—		Scottrade Inc., Starbucks
	50.0%	91.9%	105.17		1,260,000	1,260,000	—	1,200,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership		% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue (Continued):
350 Park Avenue									Kissinger Associates Inc., Ziff Brothers Investment Inc.,
-Office	100.0%		97.7%	$110.80	553,000	553,000	—		MFA Financial Inc., M&T Bank
-Retail	100.0%		100.0%	273.75	18,000	18,000	—		Fidelity Investments, AT&T Wireless, Valley National Bank
	100.0%		97.8%	115.94	571,000	571,000	—	$400,000

Total Park Avenue					1,831,000	1,831,000	—	1,600,000
Grand Central:
90 Park Avenue									Alston & Bird, Capital One, PwC, MassMutual*,
-Office	100.0%		99.3%	78.95	938,000	938,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%		100.0%	138.03	18,000	18,000	—		Citibank, Starbucks
	100.0%		99.3%	80.06	956,000	956,000	—	—

330 Madison Avenue									Guggenheim Partners LLC, HSBC Bank AFS, Glencore Ltd.,
-Office	25.0%		94.9%	80.28	813,000	813,000	—		Jones Lang LaSalle Inc., Wells Fargo, American Century
-Retail	25.0%		100.0%	333.71	33,000	33,000	—		Ann Taylor Retail Inc., Citibank, Starbucks
	25.0%		95.1%	90.17	846,000	846,000	—	500,000

510 Fifth Avenue
-Retail	100.0%		100.0%	162.01	66,000	66,000	—	—	The North Face, Elie Tahari

Total Grand Central					1,868,000	1,868,000	—	500,000

Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Owl Creek Asset Management LP,
-Office	52.0%		95.6%	95.91	246,000	246,000	—		Avolon Aerospace, GCA Savvian Inc.
-Retail	52.0%		100.0%	921.12	69,000	69,000	—		Victoria's Secret (guaranteed by L Brands, Inc.), Dyson
	52.0%		96.5%	276.67	315,000	315,000	—	500,000

666 Fifth Avenue
-Retail	52.0%	(5)	100.0%	486.66	114,000	114,000	—	—	Fast Retailing (Uniqlo), Hollister, Tissot

595 Madison Avenue									Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%		90.3%	86.97	302,000	302,000	—		Cosmetech Mably Int'l LLC.
-Retail	100.0%		39.2%	1,315.73	29,000	29,000	—		Coach
	100.0%		85.8%	194.63	331,000	331,000	—	—

650 Madison Avenue									Memorial Sloan Kettering Cancer Center, Polo Ralph Lauren,
-Office	20.1%		97.9%	114.68	564,000	564,000	—		Willett Advisors LLC (Bloomberg Philanthropies), Sotheby's International Realty, Inc.*
-Retail	20.1%		82.0%	1,114.58	39,000	39,000	—		Moncler USA Inc., Tod's, Celine
	20.1%		96.9%	179.35	603,000	603,000	—	800,000

689 Fifth Avenue
-Office	52.0%		100.0%	90.26	81,000	81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	52.0%		100.0%	883.01	17,000	17,000	—		MAC Cosmetics, Massimo Dutti
	52.0%		100.0%	227.78	98,000	98,000	—	—

655 Fifth Avenue
-Retail	50.0%		100.0%	272.52	57,000	57,000	—	—	Ferragamo

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Madison/Fifth (Continued):
697-703 Fifth Avenue
-Retail	44.8%	100.0%	$2,979.07	26,000	26,000	—	$450,000	Swatch Group USA, Harry Winston

Total Madison/Fifth				1,544,000	1,544,000		1,750,000
Midtown South:
770 Broadway
-Office	100.0%	100.0%	99.67	1,078,000	1,078,000	—		Facebook, Oath (Verizon)
-Retail	100.0%	92.5%	62.79	105,000	105,000	—		Bank of America, Kmart Corporation
	100.0%	99.3%	96.39	1,183,000	1,183,000	—	700,000

One Park Avenue								New York University, Clarins USA Inc.,
								BMG Rights Management, Robert A.M. Stern Architect,
-Office	55.0%	100.0%	59.37	865,000	865,000	—		automotiveMastermind
-Retail	55.0%	100.0%	87.40	78,000	78,000	—		Bank of Baroda, Citibank, Equinox, Men's Wearhouse
	55.0%	100.0%	61.69	943,000	943,000	—	300,000

4 Union Square South								Burlington, Whole Foods Market, DSW,
-Retail	100.0%	100.0%	118.14	206,000	206,000	—	120,000	Forever 21

692 Broadway
-Retail	100.0%	100.0%	95.04	36,000	36,000	—	—	Equinox, Oath (Verizon)

Total Midtown South				2,368,000	2,368,000	—	1,120,000

Rockefeller Center:
1290 Avenue of the Americas								AXA Equitable Life Insurance, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
								Cushman & Wakefield, Fitzpatrick, Cella, Harper & Scinto,
-Office	70.0%	98.0%	84.31	2,042,000	2,042,000	—		Columbia University, LinkLaters*
-Retail	70.0%	100.0%	189.96	76,000	76,000	—		Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	98.1%	88.11	2,118,000	2,118,000	—	950,000

608 Fifth Avenue
(ground leased through 2033)**
-Office	100.0%	94.6%	78.48	93,000	93,000	—
-Retail	100.0%	—	—	44,000	—	44,000
	100.0%	94.6%	78.48	137,000	93,000	44,000	—

Total Rockefeller Center				2,255,000	2,211,000	44,000	950,000
Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	73.6%	51.81	246,000	246,000	—		Market News International Inc., Fortune Media Group*
-Retail	100.0%	100.0%	108.70	5,000	5,000	—		TD Bank
	100.0%	74.1%	52.94	251,000	251,000	—	—

Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	33.1%	121.63	65,000	65,000	—		Madewell, J. Crew
-Residential (10 units)	100.0%	100.0%		20,000	20,000	—
	100.0%	48.8%		85,000	85,000	—	—

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Soho (Continued):
443 Broadway
-Retail	100.0%	100.0%	$105.96	16,000	16,000	—	$—	Necessary Clothing

304 Canal Street
-Retail	100.0%	—	—	4,000	4,000	—
-Residential (4 units)	100.0%	100.0%		9,000	9,000	—
	100.0%	69.2%		13,000	13,000	—	—

334 Canal Street
-Retail	100.0%	100.0%	100.20	4,000	4,000	—
-Residential (4 units)	100.0%	100.0%	—	11,000	11,000	—
	100.0%	100.0%		15,000	15,000	—	—

155 Spring Street
-Retail	100.0%	98.7%	130.00	50,000	50,000	—	—	Vera Bradley

148 Spring Street
-Retail	100.0%	100.0%	195.53	8,000	8,000	—	—	Dr. Martens

150 Spring Street
-Retail	100.0%	100.0%	294.27	6,000	6,000	—		Sandro
-Residential (1 unit)	100.0%	100.0%		1,000	1,000	—
	100.0%	100.0%		7,000	7,000	—	—

Total Soho				194,000	194,000	—	—

Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	52.0%	100.0%	287.64	161,000	161,000	—	—	MAC Cosmetics, U.S. Polo

1535 Broadway
-Retail	52.0%	95.3%	1,052.11	45,000	45,000	—		T-Mobile, Invicta, Swatch Group USA, Levi's, Sephora
-Theatre	52.0%	100.0%	13.90	62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	98.0%	392.34	107,000	107,000	—	—

Total Times Square				268,000	268,000	—	—

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	89.8%	422.98	18,000	14,000	4,000	—	Gucci, Christofle Silver Inc.

677-679 Madison Avenue
-Retail	100.0%	100.0%	522.29	8,000	8,000	—		Berluti
-Residential (8 units)	100.0%	75.0%		5,000	5,000	—
	100.0%	90.4%		13,000	13,000	—	—

759-771 Madison Avenue (40 East 66th)

-Retail	100.0%	42.8%	1,352.60	11,000	11,000	—		John Varvatos
-Residential (5 units)	100.0%	100.0%		12,000	12,000	—
	100.0%	72.7%		23,000	23,000	—	—

1131 Third Avenue
-Retail	100.0%	100.0%	176.99	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Upper East Side (Continued):
Other
-Retail - 2 buildings	100.0%	100.0%	$—	15,000	15,000	—
-Residential (8 units)	100.0%	100.0%		7,000	3,000	4,000
	100.0%	100.0%		22,000	18,000	4,000	$—

Total Upper East Side				99,000	91,000	8,000	—

Long Island City:
33-00 Northern Boulevard (Center Building)
-Office	100.0%	95.5%	36.28	471,000	471,000	—	100,000	The City of New York, NYC Transit Authority

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	100.0%	52.84	184,000	184,000	—	—	The City of New York

85 Tenth Avenue								Google, General Services Administration,
								Telehouse International Corp., L-3 Communications,
-Office	49.9%	99.8%	88.84	586,000	586,000	—		Moet Hennessy USA. Inc.
-Retail	49.9%	96.4%	79.50	43,000	43,000	—		IL Posto LLC, Toro NYC Restaurant, L'Atelier
	49.9%	99.5%	88.21	629,000	629,000	—	625,000

537 West 26th Street
-Retail	100%	—	—	14,000	14,000	—	—

61 Ninth Avenue
(ground leased through 2115)**
-Office	45.1%	100.0%	107.69	143,000	143,000	—		Aetna Life Insurance Company
-Retail	45.1%	100.0%	292,04	23,000	23,000	—		Starbucks
	45.1%	100.0%	133.23	166,000	166,000	—	167,500

Total Chelsea/Meatpacking District				993,000	993,000	—	792,500

Upper West Side:
50-70 W 93rd Street
-Residential (325 units)	49.9%	96.6%		283,000	283,000	—	80,000

Tribeca:
Independence Plaza
-Residential (1,327 units)	50.1%	95.7%		1,185,000	1,185,000	—
-Retail	50.1%	100.0%	64.54	72,000	38,000	34,000		Duane Reade
	50.1%	95.9%	64.54	1,257,000	1,223,000	34,000	675,000

339 Greenwich Street
-Retail	100.0%	100.0%	112.42	8,000	8,000	—	—	Sarabeth's
Total Tribeca				1,265,000	1,231,000	34,000	675,000
New Jersey:
Paramus
-Office	100.0%	88.6%	25.70	129,000	129,000	—	—	Vornado's Administrative Headquarters

Washington D.C.:
3040 M Street
-Retail	100.0%	100.0%	80.10	44,000	44,000	—	—	Nike, Amazon

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Property under Development:
512 West 22nd Street
-Office	55.0%	—	$—	173,000	—	173,000	$106,424

606 Broadway (19 East Houston Street)
-Office	50.0%	—	—	30,000	—	30,000		WeWork*
-Retail	50.0%	100.0%	669.29	5,000	3,000	2,000		HSBC*
	50.0%	100.0%	669.29	35,000	3,000	32,000	58,603
Farley Office and Retail Building (ground and building leased through 2116)**
-Office	95.0%	—	—	725,000	—	725,000
-Retail	95.0%	—	—	120,000	—	120,000
	95.0%	—	—	845,000	—	845,000	—

825 Seventh Avenue
-Office	50.0%	—	—	165,000	—	165,000
-Retail	100.0%	—	—	4,000	—	4,000
	51.2%	—	—	169,000	—	169,000	20,500

Total Property under Development				1,222,000	3,000	1,219,000	185,527

Properties to be Developed:
57th Street (3 properties)
-Office	50.0%	—	—	—	—	—	—
-Retail	50.0%	—	—	—	—	—	—

Eighth Avenue and 34th Street (4 properties)
-Retail	100.0%	—	—	—	—	—	—

Total Properties to be Developed				—	—	—	—

New York Office:

Total		96.7%	$77.77	21,497,000	19,948,000	1,549,000	$8,887,976

Vornado's Ownership Interest		96.7%	$75.52	17,821,000	16,484,000	1,337,000	$5,967,017

New York Retail:

Total		95.0%	$237.08	2,791,000	2,577,000	214,000	$1,110,897

Vornado's Ownership Interest		94.7%	$197.78	2,294,000	2,104,000	190,000	$833,131

New York Residential:

Total		95.9%		1,533,000	1,529,000	4,000	$755,000

Vornado's Ownership Interest		95.9%		800,000	796,000	4,000	$378,095

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)		Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$118.42	936,000	936,000	—	$500,000		Bloomberg
-Retail	32.4%	100.0%	212.75	139,000	139,000	—	350,000		Hennes & Mauritz, The Home Depot, The Container Store, Hutong
	32.4%	100.0%	129.98	1,075,000	1,075,000	—	850,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	46.93	343,000	148,000	195,000	—		Burlington, Bed Bath & Beyond, Marshalls

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	91.5%	44.50	609,000	609,000	—	56,836	(6)	Century 21, Costco, Kohl's, TJ Maxx

Flushing, Queens (1.0 acre ground leased through 2037)**	32.4%	100.0%	18.22	167,000	167,000	—	—		New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
Residential (312 units)	32.4%	96.2%	—	255,000	255,000	—	—

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA through 2041)**	32.4%	100.0%	—	—	—	—	68,000		IKEA (ground lessee)

Property to be Developed:
Rego Park III (adjacent to Rego Park II),
Queens, NY (3.4 acres)	32.4%	—	—	—	—	—	—

Total Alexander's	32.4%	97.3%	84.17	2,449,000	2,254,000	195,000	974,836

Hotel Pennsylvania:
-Hotel (1,700 Rooms)	100.0%			1,400,000	1,400,000	—	—

Total New York		96.6%	$93.49	29,670,000	27,708,000	1,962,000	$11,728,709

Vornado's Ownership Interest		96.5%	$78.34	23,108,000	21,514,000	1,594,000	$7,494,090
____________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.

(1)
Weighted average annual rent per square foot for office properties excludes garages and de minimis amounts of storage space. Weighted average annual rent per square foot for retail excludes non-selling space.

(2)	Represents the contractual debt obligations.

(3)	Amount represents debt on land which is owned 34.8% by Vornado.

(4)	Excludes US Post Office leased through 2038 (including three five-year renewal options) for which the annual escalated rent is $13.48 PSF.

(5)	75,000 square feet is leased from 666 Fifth Avenue Office Condominium.

(6)	Net of $195,708 of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.

OTHER
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services, Ogilvy Group (WPP),
								Publicis Groupe (Razorfish), ANGI Home Services, Inc,
								1871, Yelp Inc., Paypal, Inc., Allscripts Healthcare,
								Chicago School of Professional Psychology, Kellogg Company,
								Innovation Development Institute, Inc., Chicago Teachers Union,
-Office	100.0%	93.9%	$44.02	2,045,000	2,045,000	—		ConAgra Foods Inc., Allstate Insurance Company
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	96.0%	53.83	1,533,000	1,533,000	—		Allsteel Inc., Herman Miller Inc., Teknion LLC
-Retail	100.0%	95.1%	55.73	96,000	96,000	—
	100.0%	94.8%	48.45	3,674,000	3,674,000	—	$675,000

Other (2 properties)	50.0%	100.0%	44.19	19,000	19,000	—	31,843

Total theMART		94.8%	$48.43	3,693,000	3,693,000	—	$706,843

Vornado's Ownership Interest		94.8%	$48.43	3,684,000	3,684,000	—	$690,921

555 California Street:
555 California Street	70.0%	99.4%	$80.08	1,506,000	1,506,000	—	$554,464	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	100.0%	76.07	235,000	235,000	—	—	Bank of America, N.A., Regus, Ripple Labs Inc., Lending Home Corporation, Blue Shield

345 Montgomery Street	70.0%	—	—	78,000	—	78,000	—	Regus*

Total 555 California Street		99.5%	$79.54	1,819,000	1,741,000	78,000	$554,464

Vornado's Ownership Interest		99.5%	$79.54	1,273,000	1,218,000	55,000	$388,125

____________________
*    Lease not yet commenced.

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent and garages.

(2)	Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
	Fund % Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)**								Barnes & Noble, Hennes & Mauritz,
-Retail	100.0%	100.0%	$248.07	96,000	96,000	—		Sephora, Bank of America
-Residential (39 units)	100.0%	97.4%		59,000	59,000	—
	100.0%			155,000	155,000	—	$143,335

Crowne Plaza Times Square (0.64 acres owned in fee; 0.18 acres ground leased through 2187 and 0.05 acres ground leased through 2035)**
-Hotel (795 Rooms)
-Retail	75.3%	99.4%	156.72	50,000	50,000	—		New York Sports Club, Krispy Kreme, BHT Broadway
-Office	75.3%	100.0%	50.37	196,000	196,000	—		American Management Association, Open Jar, Association for Computing Machinery*
	75.3%	99.9%	71.99	246,000	246,000	—	266,003

501 Broadway	100.0%	100.0%	265.75	9,000	9,000	—	22,872	Capital One Financial Corporation

Miami, FL:
1100 Lincoln Road
-Retail	100.0%	65.4%	166.10	51,000	51,000	—		Banana Republic
-Theatre	100.0%	100.0%	42.78	79,000	79,000	—		Regal Cinema
	100.0%	86.4%	77.13	130,000	130,000	—	82,750

Total Real Estate Fund	88.7%	95.7%		540,000	540,000	—	$514,960

Vornado's Ownership Interest	28.6%	96.8%		155,000	155,000	—	$112,314
____________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent and garages.

(2)	Represents the contractual debt obligations.

OTHER
PROPERTY TABLE
Property	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet				Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
				Total Property	In Service		Under Development or Not Available for Lease
					Owned by Company	Owned by Tenant(2)
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	62.8%	$44.98	736,000	432,000	—	304,000		Gartner, Nathan Associates, Inc.
-Residential - 2 buildings (197 units)	43.7%	98.0%		253,000	253,000	—	—
				989,000	685,000	—	304,000	$39,360

Fashion Centre Mall	7.5%	98.3%	49.48	868,000	868,000	—	—	410,000	Macy's, Nordstrom

Washington Tower	7.5%	100.0%	50.47	170,000	170,000	—	—	40,000	Computer Science Corp.

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	31.92	676,000	233,000	443,000	—	.	JCPenney, Costco, Dick's Sporting Goods,
									Nordstrom Rack, 24 Hour Fitness

Maryland:

Annapolis (ground and building leased through 2042)**	100.0%	100.0%	8.99	128,000	128,000	—	—	—	The Home Depot

Total Other		92.3%	$40.85	2,831,000	2,084,000	443,000	304,000	$489,360

Vornado's Ownership Interest		93.0%	$31.98	1,332,000	749,000	443,000	140,000	$53,591
____________________
**    Term assumes all renewal options exercised, if applicable.

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent, garages and residential.

(2)	Owned by tenant on land leased from the company.

(3)	Represents the contractual debt obligations.

INVESTOR INFORMATION

Executive Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
David R. Greenbaum	Vice Chairman
Michael J. Franco	President
Joseph Macnow	Executive Vice President - Chief Financial Officer and Chief Administrative Officer
Haim Chera	Executive Vice President - Head of Retail
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate

RESEARCH COVERAGE - EQUITY

James Feldman/Alexander Pernokas	Steve Sakwa/Jason Green	Nicholas Yulico/Joshua Burr
Bank of America/Merrill Lynch	Evercore ISI	Scotia Capital (USA) Inc
646-855-5808/646-556-3329	212-446-9462/212-446-9449	212-225-6904/212-225-5415

Ross Smotrich/Dan Occhionero	Daniel Ismail/Dylan Burzinski	John W. Guinee/Aaron Wolf
Barclays Capital	Green Street Advisors	Stifel Nicolaus & Company
212-526-2306/212-526-7164	949-640-8780	443-224-1307/443-224-1206

John P. Kim/Frank Lee	Anthony Paolone/Patrice Chen	Michael Lewis/Alexei Siniakov
BMO Capital Markets	JP Morgan	SunTrust Robinson Humphrey
212-885-4115/415-591-2129	212-622-6682/212-622-1893	212-319-5659/212-590-0986

Michael Bilerman/Emmanuel Korchman	Vikram Malhotra/Adam J. Gabalski
Citi	Morgan Stanley
212-816-1383/212-816-1382	212-761-7064/212-761-8051

Derek Johnston/Tom Hennessy	Alexander Goldfarb/Daniel Santos
Deutsche Bank	Sandler O'Neill
904-520-4973/212-250-4063	212-466-7937/212-466-7927

RESEARCH COVERAGE - DEBT

Andrew Molloy	Jesse Rosenthal
Bank of America/Merrill Lynch	CreditSights
646-855-6435	212-340-3816

Thierry Perrein	Mark Streeter
Wells Fargo Securities	JP Morgan
704-410-3262	212-834-5086

Research Coverage - Equity and Debt is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") - NOI represents total revenues less operating expenses. We consider NOI to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI should not be considered a substitute for net income. NOI may not be comparable to similarly titled measures employed by other companies. We calculate NOI on an Operating Partnership basis which is before allocation to the noncontrolling interest of the Operating Partnership.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciable real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
In accordance with the NAREIT December 2018 restated definition of FFO, we have elected to exclude the mark-to-market adjustments of marketable equity securities from the calculation of FFO. FFO for the three months ended June 30, 2018 has been adjusted to exclude the $16,024,000, or $0.08 per share, increase in fair value of marketable equity securities previously reported. FFO for the six months ended June 30, 2018 has been adjusted to exclude the $18,636,000, or $0.09 per share, decrease in fair value of marketable equity securities previously reported.

Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.

- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended			For the Six Months Ended June 30,
		June 30,		March 31, 2019
		2019	2018		2019	2018
Net income attributable to common shareholders	(A)	$2,400,195	$111,534	$181,488	$2,581,683	$93,693
Per diluted share		$12.56	$0.58	$0.95	$13.51	$0.49

Certain (income) expense items that impact net income attributable to common shareholders:
Net gain on transfer to Fifth Avenue and Times Square retail JV, net of $11,945 attributable to noncontrolling interests		$(2,559,154)	$—	$—	$(2,559,154)	$—
Non-cash impairment losses and related write-offs, substantially 608 Fifth Avenue		108,592	—	—	108,592	—
After-tax net gain on sale of 220 Central Park South ("220 CPS") condominium units		(88,921)	—	(130,954)	(219,875)	—
Our share of loss (income) from real estate fund investments		20,758	(551)	2,904	23,662	(1,365)
Mark-to-market (increase) decrease in PREIT common shares (accounted for as a marketable security from March 12, 2019)		(1,313)	—	15,649	14,336	—
Net gains on sale of real estate		—	(24,449)	—	—	(24,436)
Mark-to-market (increase) decrease in Lexington common shares (sold on March 1, 2019)		—	(15,883)	(16,068)	(16,068)	16,992
Profit participation on the April 2018 sale of 701 Seventh Avenue		—	(5,457)	—	—	(5,457)
Previously capitalized internal leasing costs(1)		—	(1,358)	—	—	(2,706)
Our share of loss from 666 Fifth Avenue Office Condominium (49.5% interest)		—	1,269	—	—	4,761
Net gain from sale of UE common shares (sold on March 4, 2019)		—	—	(62,395)	(62,395)	—
Prepayment penalty in connection with redemption of $400 million 5.00% senior unsecured notes due January 2022		—	—	22,540	22,540	—
Our share of disputed additional New York City transfer taxes		—	—	—	—	23,503
Preferred share issuance costs		—	—	—	—	14,486
Other		2,802	817	1,152	3,954	6,792
		(2,517,236)	(45,612)	(167,172)	(2,684,408)	32,570
Noncontrolling interests' share of above adjustments		159,593	2,837	10,498	170,191	(2,029)
Total of certain (income) expense items that impact net income attributable to common shareholders	(B)	$(2,357,643)	$(42,775)	$(156,674)	$(2,514,217)	$30,541
Per diluted share (non-GAAP)		$(12.34)	$(0.22)	$(0.82)	$(13.16)	$0.16

Net income attributable to common shareholders, as adjusted (non-GAAP)	(A+B)	$42,552	$68,759	$24,814	$67,466	$124,234
Per diluted share (non-GAAP)		$0.22	$0.36	$0.13	$0.35	$0.65
____________________________________________________________

(1)
"Net income, as adjusted" for the three and six months ended June 30, 2018 have been reduced by $1,358 and $2,706, or $0.01 and $0.01 per diluted share, respectively, for previously capitalized internal leasing costs to present 2018 “as adjusted” financial results on a comparable basis with the current year as a result of the January 1, 2019 adoption of a new GAAP accounting standard under which internal leasing costs can no longer be capitalized.

- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended			For the Six Months Ended June 30,
		June 30,		March 31, 2019
		2019	2018		2019	2018
Reconciliation of our net income attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net income attributable to common shareholders	(A)	$2,400,195	$111,534	$181,488	$2,581,683	$93,693
Per diluted share		$12.56	$0.58	$0.95	$13.51	$0.49

FFO adjustments:
Depreciation and amortization of real property		$105,453	$103,599	$108,483	$213,936	$204,009
Net gains on sale of real estate		—	(24,177)	—	—	(24,177)
Real estate impairment losses		31,436	—	—	31,436	—
Net gain on transfer to Fifth Avenue and Times Square JV, net of $11,945 attributable to noncontrolling interests		(2,559,154)	—	—	(2,559,154)	—
Net gain from sale of UE common shares (sold on March 4, 2019)		—	—	(62,395)	(62,395)	—
(Increase) decrease in fair value of marketable securities:
PREIT		(1,313)	—	15,649	14,336	—
Lexington (sold on March 1, 2019)		—	(15,883)	(16,068)	(16,068)	16,992
Other		1	(1)	(42)	(41)	110
Proportionate share of adjustments to equity in net income (loss) of partially owned entities to arrive at FFO:
Depreciation and amortization of real property		34,631	25,488	24,990	59,621	53,594
Net gains on sale of real estate		—	(272)	—	—	(577)
Decrease (increase) in fair value of marketable securities		1,709	(140)	(12)	1,697	1,534
		(2,387,237)	88,614	70,605	(2,316,632)	251,485
Noncontrolling interests' share of above adjustments		151,357	(5,511)	(4,424)	146,933	(15,557)
FFO adjustments, net	(B)	$(2,235,880)	$83,103	$66,181	$(2,169,699)	$235,928

FFO attributable to common shareholders (non-GAAP)	(A+B)	$164,315	$194,637	$247,669	$411,984	$329,621
Convertible preferred share dividends		14	16	15	29	32
FFO attributable to common shareholders plus assumed conversions (non-GAAP)		164,329	194,653	247,684	412,013	329,653
Add back of FFO allocated to noncontrolling interests of the Operating Partnership		10,684	12,408	16,013	26,669	21,030
FFO - OP Basis (non-GAAP)		$175,013	$207,061	$263,697	$438,682	$350,683
FFO per diluted share (non-GAAP)		$0.86	$1.02	$1.30	$2.16	$1.72

- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended			For the Six Months Ended June 30,
		June 30,		March 31, 2019
		2019	2018		2019	2018
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$164,329	$194,653	$247,684	$412,013	$329,653
Per diluted share (non-GAAP)		$0.86	$1.02	$1.30	$2.16	$1.72

Certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions:
After-tax net gain on sale of 220 Central Park South condominium units		$(88,921)	$—	$(130,954)	$(219,875)	$—
Non-cash impairment loss and related write-offs on 608 Fifth Avenue		77,156	—	—	77,156	—
Our share of loss (income) from real estate fund investments		20,758	(551)	2,904	23,662	(1,365)
Profit participation on the April 2018 sale of 701 Seventh Avenue		—	(5,457)	—	—	(5,457)
Our share of FFO from 666 Fifth Avenue Office Condominium (49.5% interest)		—	(2,178)	—	—	(2,041)
Previously capitalized internal leasing costs(1)		—	(1,358)	—	—	(2,706)
Prepayment penalty in connection with redemption of $400 million 5.00% senior unsecured notes due January 2022		—	—	22,540	22,540	—
Our share of disputed additional New York City transfer taxes		—	—	—	—	23,503
Preferred share issuance costs		—	—	—	—	14,486
Other		1,092	749	1,206	2,298	5,033
		10,085	(8,795)	(104,304)	(94,219)	31,453
Noncontrolling interests' share of above adjustments		(639)	547	6,559	5,996	(1,830)
Total of certain expense (income) items that impact FFO attributable to common shareholders plus assumed conversions, net	(B)	$9,446	$(8,248)	$(97,745)	$(88,223)	$29,623
Per diluted share (non-GAAP)		$0.05	$(0.04)	$(0.51)	$(0.46)	$0.16

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	(A+B)	$173,775	$186,405	$149,939	$323,790	$359,276
Per diluted share (non-GAAP)		$0.91	$0.98	$0.79	$1.70	$1.88
____________________________________________________________

(1)
"FFO, as adjusted" for the three and six months ended June 30, 2018 have been reduced by $1,358 and $2,706, or $0.01 and $0.01 per diluted share, respectively for previously capitalized internal leasing costs to present 2018 “as adjusted” financial results on a comparable basis with the current year as a result of the January 1, 2019 adoption of a new GAAP accounting standard under which internal leasing costs can no longer be capitalized.

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)

		For the Three Months Ended			For the Six Months Ended June 30,
		June 30,		March 31, 2019
		2019	2018		2019	2018
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$164,329	$194,653	$247,684	$412,013	$329,653

Adjustments to arrive at FAD (non-GAAP):
Recurring tenant improvements, leasing commissions and other capital expenditures		(61,568)	(68,065)	(40,978)	(102,546)	(116,610)
Adjustments to FFO excluding FFO attributable to discontinued operations and sold properties		10,145	(6,357)	(104,441)	(94,296)	33,227
Amortization of acquired below-market leases, net		(4,504)	(10,089)	(6,088)	(10,592)	(20,233)
Amortization of debt issuance costs		6,236	8,034	7,547	13,783	16,138
Stock-based compensation expense		10,520	6,975	31,654	42,174	20,644
Straight-line rentals		2,593	(2,692)	1,140	3,733	(10,122)
Non real estate depreciation		1,571	1,464	1,513	3,084	3,099
Noncontrolling interests' share of above adjustments		2,219	4,495	6,886	9,171	4,601
FAD adjustments, net	(B)	(32,788)	(66,235)	(102,767)	(135,489)	(69,256)

FAD (non-GAAP)	(A+B)	$131,541	$128,418	$144,917	$276,524	$260,397

FAD payout ratio (1)		95.7%	94.0%	86.8%	91.0%	92.6%
_____________________________________________

(1)
FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2019
	2019	2018		2019	2018
Net income	$2,596,693	$105,338	$213,044	$2,809,737	$105,620

Deduct:
Net gain on transfer to Fifth Avenue and Times Square JV	(2,571,099)	—	—	(2,571,099)	—
(Income) loss from partially owned entities	(22,873)	(8,757)	(7,320)	(30,193)	1,147
Interest and other investment income, net	(7,840)	(30,892)	(5,045)	(12,885)	(6,508)
Net gains on disposition of wholly owned and partially owned assets	(111,713)	(23,559)	(220,294)	(332,007)	(23,559)
NOI attributable to noncontrolling interests in consolidated subsidiaries	(16,416)	(17,160)	(17,403)	(33,819)	(34,472)
(Income) loss from discontinued operations	(60)	(683)	137	77	(320)

Add:
Loss from real estate fund investments	15,803	28,976	167	15,970	37,783
Depreciation and amortization expense	113,035	111,846	116,709	229,744	220,532
General and administrative expense	38,872	34,427	58,020	96,892	76,960
Transaction related costs, impairment losses and other	101,590	1,017	149	101,739	14,173
NOI from partially owned entities	82,974	65,752	67,402	150,376	133,265
Interest and debt expense	63,029	87,657	102,463	165,492	175,823
Income tax expense	26,914	467	29,743	56,657	3,021
NOI at share	308,909	354,429	337,772	646,681	703,465
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	9,748	(12,481)	(5,181)	4,567	(30,429)
NOI at share - cash basis	$318,657	$341,948	$332,591	$651,248	$673,036

- vi -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended June 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
New York	$376,381	$458,552	$187,819	$200,903	$188,562	$257,649	$13,308	$(10,533)	$201,870	$247,116
Other	86,722	83,266	32,933	35,078	53,789	48,188	1,492	487	55,281	48,675
Consolidated total	463,103	541,818	220,752	235,981	242,351	305,837	14,800	(10,046)	257,151	295,791
Noncontrolling interests' share in consolidated subsidiaries	(26,334)	(27,093)	(9,918)	(9,933)	(16,416)	(17,160)	218	150	(16,198)	(17,010)
Our share of partially owned entities	124,214	112,196	41,240	46,444	82,974	65,752	(5,270)	(2,585)	77,704	63,167
Vornado's share	$560,983	$626,921	$252,074	$272,492	$308,909	$354,429	$9,748	$(12,481)	$318,657	$341,948

	For the Three Months Ended March 31, 2019
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$443,285	$198,095	$245,190	$(5,083)	$240,107
Other	91,383	48,800	42,583	1,907	44,490
Consolidated total	534,668	246,895	287,773	(3,176)	284,597
Noncontrolling interests' share in consolidated subsidiaries	(28,232)	(10,829)	(17,403)	(60)	(17,463)
Our share of partially owned entities	107,515	40,113	67,402	(1,945)	65,457
Vornado's share	$613,951	$276,179	$337,772	$(5,181)	$332,591

	For the Six Months Ended June 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
New York	$819,666	$907,036	$385,914	$398,819	$433,752	$508,217	$8,225	$(25,700)	$441,977	$482,517
Other	178,105	171,219	81,733	74,764	96,372	96,455	3,399	(178)	99,771	96,277
Consolidated total	997,771	1,078,255	467,647	473,583	530,124	604,672	11,624	(25,878)	541,748	578,794
Noncontrolling interests' share in consolidated subsidiaries	(54,566)	(54,143)	(20,747)	(19,671)	(33,819)	(34,472)	158	694	(33,661)	(33,778)
Our share of partially owned entities	231,729	222,496	81,353	89,231	150,376	133,265	(7,215)	(5,245)	143,161	128,020
Vornado's share	$1,174,934	$1,246,608	$528,253	$543,143	$646,681	$703,465	$4,567	$(30,429)	$651,248	$673,036
___________________________________

(1)	Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.

- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED JUNE 30, 2019 COMPARED TO JUNE 30, 2018 (unaudited)
(Amounts in thousands)

	Total	New York		theMART	555 California Street	Other
NOI at share for the three months ended June 30, 2019	$308,909	$257,702		$30,974	$15,358	$4,875
Less NOI at share from:
Acquisitions	8	8		—	—	—
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(5,479)	(5,479)		—	—	—
Dispositions	(50)	(50)		—	—	—
Development properties	(11,392)	(11,392)		—	—	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	2,979	2,979		—	—	—
Other non-same store expense (income), net	85	4,984		(98)	74	(4,875)
Same store NOI at share for the three months ended June 30, 2019	$295,060	$248,752		$30,876	$15,432	$—

NOI at share for the three months ended June 30, 2018	$354,429	$295,867		$27,816	$13,660	$17,086
Less NOI at share from:
Acquisitions	(3)	(3)		—	—	—
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(26,365)	(26,365)		—	—	—
Dispositions	(309)	(309)		—	—	—
Development properties	(16,451)	(16,451)		—	—	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	1,984	1,984		—	—	—
Other non-same store income, net	(21,689)	(4,323)		(280)	—	(17,086)
Same store NOI at share for the three months ended June 30, 2018	$291,596	$250,400		$27,536	$13,660	$—

Increase (decrease) in same store NOI at share for the three months ended June 30, 2019 compared to June 30, 2018	$3,464	$(1,648)		$3,340	$1,772	$—

% increase (decrease) in same store NOI at share	1.2%	(0.7)%	(1)	12.1%	13.0%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share was flat.

- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE SIX MONTHS ENDED JUNE 30, 2019 COMPARED TO JUNE 30, 2018 (unaudited)
(Amounts in thousands)

	Total	New York		theMART	555 California Street	Other
NOI at share for the six months ended June 30, 2019	$646,681	$541,060		$54,497	$29,859	$21,265
Less NOI at share from:
Acquisitions	(219)	(219)		—	—	—
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(5,479)	(5,479)		—	—	—
Dispositions	(47)	(47)		—	—	—
Development properties	(23,101)	(23,101)		—	—	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	4,881	4,881		—	—	—
Other non-same store (income) expense, net	(18,697)	4,424		(1,930)	74	(21,265)
Same store NOI at share for the six months ended June 30, 2019	$604,019	$521,519		$52,567	$29,933	$—

NOI at share for the six months ended June 30, 2018	$703,465	$584,463		$54,691	$27,171	$37,140
Less NOI at share from:
Acquisitions	(124)	(124)		—	—	—
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(26,365)	(26,365)		—	—	—
Dispositions	(371)	(371)		—	—	—
Development properties	(30,138)	(30,138)		—	—	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	857	857		—	—	—
Other non-same store income, net	(46,492)	(4,873)		(4,479)	—	(37,140)
Same store NOI at share for the six months ended June 30, 2018	$600,832	$523,449		$50,212	$27,171	$—

Increase (decrease) in same store NOI at share for the six months ended June 30, 2019 compared to June 30, 2018	$3,187	$(1,930)		$2,355	$2,762	$—

% increase (decrease) in same store NOI at share	0.5%	(0.4)%	(1)	4.7%	10.2%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share increased by 0.3%.

- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED JUNE 30, 2019 COMPARED TO MARCH 31, 2019 (unaudited)
(Amounts in thousands)

	Total	New York		theMART	555 California Street	Other
NOI at share for the three months ended June 30, 2019	$308,909	$257,702		$30,974	$15,358	$4,875
Less NOI at share from:
Acquisitions	(5)	(5)		—	—	—
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(5,479)	(5,479)		—	—	—
Dispositions	(50)	(50)		—	—	—
Development properties	(11,392)	(11,392)		—	—	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	2,979	2,979		—	—	—
Other non-same store expense (income), net	85	4,984		(98)	74	(4,875)
Same store NOI at share for the three months ended June 30, 2019	$295,047	$248,739		$30,876	$15,432	$—

NOI at share for the three months ended March 31, 2019	$337,772	$283,358		$23,523	$14,501	$16,390
Less NOI at share from:
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(30,292)	(30,292)		—	—	—
Dispositions	3	3		—	—	—
Development properties	(11,460)	(11,460)		—	—	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	1,902	1,902		—	—	—
Other non-same store income, net	(22,743)	(4,522)		(1,831)	—	(16,390)
Same store NOI at share for the three months ended March 31, 2019	$275,182	$238,989		$21,692	$14,501	$—

Increase in same store NOI at share for the three months ended June 30, 2019 compared to March 31, 2019	$19,865	$9,750		$9,184	$931	$—

% increase in same store NOI at share	7.2%	4.1%	(1)	42.3%	6.4%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share was flat.

- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED JUNE 30, 2019 COMPARED TO JUNE 30, 2018 (unaudited)
(Amounts in thousands)

	Total	New York		theMART	555 California Street	Other
NOI at share - cash basis for the three months ended June 30, 2019	$318,657	$266,139		$31,984	$15,595	$4,939
Less NOI at share - cash basis from:
Acquisitions	8	8		—	—	—
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(5,183)	(5,183)		—	—	—
Dispositions	(50)	(50)		—	—	—
Development properties	(13,005)	(13,005)		—	—	—
Lease termination income	(1,606)	(1,606)		—	—	—
Other non-same store income, net	(9,740)	(4,703)		(98)	—	(4,939)
Same store NOI at share - cash basis for the three months ended June 30, 2019	$289,081	$241,600		$31,886	$15,595	$—

NOI at share - cash basis for the three months ended June 30, 2018	$341,948	$283,154		$27,999	$13,808	$16,987
Less NOI at share - cash basis from:
Acquisitions	(3)	(3)		—	—	—
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(24,732)	(24,732)		—	—	—
Dispositions	(240)	(240)		—	—	—
Development properties	(17,489)	(17,489)		—	—	—
Other non-same store income, net	(22,345)	(4,960)		(398)	—	(16,987)
Same store NOI at share - cash basis for the three months ended June 30, 2018	$277,139	$235,730		$27,601	$13,808	$—

Increase in same store NOI at share - cash basis for the three months ended June 30, 2019 compared to June 30, 2018	$11,942	$5,870		$4,285	$1,787	$—

% increase in same store NOI at share - cash basis	4.3%	2.5%	(1)	15.5%	12.9%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share - cash basis increased by 3.3%.

- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE SIX MONTHS ENDED JUNE 30, 2019 COMPARED TO JUNE 30, 2018 (unaudited)
(Amounts in thousands)

	Total	New York		theMART	555 California Street	Other
NOI at share - cash basis for the six months ended June 30, 2019	$651,248	$542,879		$56,896	$30,340	$21,133
Less NOI at share - cash basis from:
Acquisitions	(220)	(220)		—	—	—
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(5,183)	(5,183)		—	—	—
Dispositions	(47)	(47)		—	—	—
Development properties	(27,291)	(27,291)		—	—	—
Lease termination income	(2,035)	(2,035)		—	—	—
Other non-same store income, net	(28,326)	(5,264)		(1,929)	—	(21,133)
Same store NOI at share - cash basis for the six months ended June 30, 2019	$588,146	$502,839		$54,967	$30,340	$—

NOI at share - cash basis for the six months ended June 30, 2018	$673,036	$554,427		$55,078	$26,634	$36,897
Less NOI at share - cash basis from:
Acquisitions	(124)	(124)		—	—	—
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(24,732)	(24,732)		—	—	—
Dispositions	(306)	(306)		—	—	—
Development properties	(32,434)	(32,434)		—	—	—
Lease termination income	(1,061)	(1,061)		—	—	—
Other non-same store income, net	(47,004)	(5,509)		(4,598)	—	(36,897)
Same store NOI at share - cash basis for the six months ended June 30, 2018	$567,375	$490,261		$50,480	$26,634	$—

Increase in same store NOI at share - cash basis for the six months ended June 30, 2019 compared to June 30, 2018	$20,771	$12,578		$4,487	$3,706	$—

% increase in same store NOI at share - cash basis	3.7%	2.6%	(1)	8.9%	13.9%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share - cash basis increased by 3.3%.

- xii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED JUNE 30, 2019 COMPARED TO MARCH 31, 2019 (unaudited)
(Amounts in thousands)

	Total	New York		theMART	555 California Street	Other
NOI at share - cash basis for the three months ended June 30, 2019	$318,657	$266,139		$31,984	$15,595	$4,939
Less NOI at share - cash basis from:
Acquisitions	(5)	(5)		—	—	—
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(5,183)	(5,183)		—	—	—
Dispositions	(50)	(50)		—	—	—
Development properties	(13,005)	(13,005)		—	—	—
Lease termination income	(1,606)	(1,606)		—	—	—
Other non-same store income, net	(9,740)	(4,703)		(98)	—	(4,939)
Same store NOI at share - cash basis for the three months ended June 30, 2019	$289,068	$241,587		$31,886	$15,595	$—

NOI at share - cash basis for the three months ended March 31, 2019	$332,591	$276,740		$24,912	$14,745	$16,194
Less NOI at share - cash basis from:
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(27,722)	(27,722)		—	—	—
Dispositions	2	2		—	—	—
Development properties	(14,184)	(14,184)		—	—	—
Lease termination income	(429)	(429)		—	—	—
Other non-same store income, net	(23,406)	(5,381)		(1,831)	—	(16,194)
Same store NOI at share - cash basis for the three months ended March 31, 2019	$266,852	$229,026		$23,081	$14,745	$—

Increase in same store NOI at share - cash basis for the three months ended June 30, 2019 compared to March 31, 2019	$22,216	$12,561		$8,805	$850	$—

% increase in same store NOI at share - cash basis	8.3%	5.5%	(1)	38.1%	5.8%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share - cash basis increased by 1.2%.

- xiii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED REVENUES TO OUR PRO RATA SHARE OF REVENUES (ANNUALIZED) (unaudited)
(Amounts in thousands)

For the Three Months Ended June 30, 2019
Consolidated revenues	$463,103
Noncontrolling interest adjustments	(26,334)
Consolidated revenues at our share (non-GAAP)	436,769
Unconsolidated revenues at our share (non-GAAP)	124,214
Our pro rata share of revenues (non-GAAP)	$560,983
Our pro rata share of revenues (annualized) (non-GAAP)	$2,243,932

RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONTRACTUAL DEBT (NON-GAAP) (unaudited)
(Amounts in thousands)

	As of June 30, 2019
	Consolidated Debt, net	Deferred Financing Costs, Net and Other	Contractual Debt (non-GAAP)
Mortgages payable	$6,256,808	$34,837	$6,291,645
Senior unsecured notes	445,465	4,535	450,000
$750 Million unsecured term loan	745,331	4,669	750,000
$2.75 Billion unsecured revolving credit facilities	80,000	—	80,000
	$7,527,604	$44,041	$7,571,645

- xiv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO EBITDAre (unaudited)
(Amounts in thousands)

EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDA in accordance with the NAREIT definition. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated joint ventures caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated joint ventures. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2019
	2019	2018		2019	2018
Reconciliation of net income to EBITDAre (non-GAAP):
Net income	$2,596,693	$105,338	$213,044	$2,809,737	$105,620
Less net (income) loss attributable to noncontrolling interests in consolidated subsidiaries	(21,451)	26,175	(6,820)	(28,271)	34,449
Net income attributable to the Operating Partnership	2,575,242	131,513	206,224	2,781,466	140,069
EBITDAre adjustments at share:
Net gain on transfer to Fifth Avenue and Times Square JV, net of $11,945 attributable to noncontrolling interests	(2,559,154)	—	—	(2,559,154)	—
Depreciation and amortization expense	141,655	130,551	134,986	276,641	260,759
Interest and debt expense	87,987	112,874	128,068	216,055	229,106
Income tax expense	27,006	573	29,924	56,930	3,134
Net gains on sale of depreciable real estate	—	(24,449)	—	—	(24,754)
Real estate impairment losses	31,436	—	—	31,436	—
EBITDAre at share	304,172	351,062	499,202	803,374	608,314
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	20,563	(13,431)	19,809	40,372	(9,113)
EBITDAre (non-GAAP)	$324,735	$337,631	$519,011	$843,746	$599,201
- xv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)
	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2019
	2019	2018		2019	2018
EBITDAre (non-GAAP)	$324,735	$337,631	$519,011	$843,746	$599,201

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(20,563)	13,431	(19,809)	(40,372)	9,113

Certain (income) expense items that impact EBITDAre:
Gain on sale of 220 CPS condominium units	(111,713)	—	(157,899)	(269,612)	—
Non-cash impairment loss and related write-offs on 608 Fifth Avenue	77,156	—	—	77,156	—
Our share of loss (income) from real estate fund investments	20,758	(551)	2,904	23,662	(1,365)
Mark-to-market (increase) decrease in PREIT common shares (accounted for as a marketable security from March 12, 2019)	(1,313)	—	15,649	14,336	—
Net gain from sale of UE common shares (sold on March 4, 2019)	—	—	(62,395)	(62,395)	—
Mark-to-market (increase) decrease in Lexington common shares (sold on March 1, 2019)	—	(15,883)	(16,068)	(16,068)	16,992
Previously capitalized internal leasing costs(1)	—	(1,358)	—	—	(2,706)
Our share of disputed additional New York City transfer taxes	—	—	—	—	23,503
Other	2,802	(11,672)	23	2,825	(14,982)
Total of certain (income) expense items that impact EBITDAre	(12,310)	(29,464)	(217,786)	(230,096)	21,442

EBITDAre, as adjusted (non-GAAP)	$291,862	$321,598	$281,416	$573,278	$629,756
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(1)
"EBITDAre, as adjusted" for the three and six months ended June 30, 2018 have been reduced by $1,358 and $2,706, respectively for previously capitalized internal leasing costs to present 2018 “as adjusted” financial results on a comparable basis with the current year as a result of the January 1, 2019 adoption of a new GAAP accounting standard under which internal leasing costs can no longer be capitalized.

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